Contents
Part I

Part II

Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 1

EXHIBIT 2.1 DESCRIPTION OF SECURITIES
REGISTERED UNDER SECTION 12 OF THE EXCHANGE ACT
As of

31 December

2020 ING

Groep N.V.

(“
ING
,”

the “
Company
,”

“
we
,”

“
us
,”

and “
our
”) had

the following

series of
securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading symbols
Name of each exchange on which
registered
American Depositary Shares ING New York Stock Exchange
Ordinary shares

New York Stock Exchange
(i)
3.150% Fixed Rate Senior Notes due 2022 ING22 New York Stock Exchange
3.950% Fixed Rate Senior Notes due 2027 ING27 New York Stock Exchange
Floating Rate Senior Notes due 2022 ING22A New York Stock Exchange
Floating Rate Senior Notes due 2023 ING23A New York Stock Exchange
4.100% Fixed Rate Senior Notes due 2023 ING23 New York Stock Exchange
4.550% Fixed Rate Senior Notes due 2028 ING28 New York Stock Exchange
3.550% Fixed Rate Senior Notes due 2024 ING24 New York Stock Exchange
4.050% Fixed Rate Senior Notes due 2029 ING29 New York Stock Exchange

(i)
Not

for

trading,

but

only

in

connection

with

the

registration

of

American

Depositary

Shares

representing

such
ordinary shares, pursuant to the requirements of the Securities and Exchange Commission.
Capitalized terms used but not defined

herein have the meanings given to

them in ING’s annual report on Form 20-F

for
the fiscal year ended 31 December 2020.
ORDINARY SHARES
The general meeting of

shareholders of ING is

referred to as the “
General Meeting ,” which term refers to both the body
consisting of shareholders and other persons entitled to vote as well as the meeting of shareholders and other persons entitled to attend meetings. This section summarizes the material terms of our ordinary shares, including summaries of
certain

provisions

of our

articles of

association

and applicable

Dutch

law

in effect

on the

date

hereof.

They do

not,
however, describe every aspect of the ordinary shares,

the articles of

association or Dutch law. References to provisions
of our

articles of

association are

qualified in

their entirety

by reference

to

the full

articles of

association, an

English
translation of

which has been

filed as an

exhibit to

our annual report

on Form 20-F

for the

year ended 31

December,
2020, as Exhibit 1.1 (incorporated by reference to Exhibit 99.1 of ING’s

Report on Form 6-K filed on 25 August 2020).

General
As at 31 December, 2020, our authorized share capital was divided into 14,729,000,000 ordinary shares, with a

nominal
value of EUR

0.01 per ordinary

share, and 4,571,000,000

cumulative preference shares with a

nominal value of

EUR 0.01
per cumulative preference share.

The ordinary shares

and the cumulative

preference shares are each

in registered form.
The outstanding

ordinary shares

are fully

paid and

non-assessable. As at

31 December,

2020, 3,900,668,035 ordinary
shares were issued and

outstanding. In addition,

as at 31

December, 2020, no cumulative preference shares were

issued
and outstanding.
Articles of Association
ING is a holding company

organised under the laws

of the Netherlands. Its object and

purpose, as set forth in

article 3
of its Articles of Association, is to participate in, manage, finance, furnish personal or real security for the obligations of and provide services

to other enterprises

and institutions of

any kind, but

in particular

enterprises and institutions

which
are active in the field of lending, the

financial markets, investment and/or other financial services, and to engage in any activity which

may be

related or

conducive to

the foregoing.

ING is

registered

under file

number 33231073

with the
Trade Register

of the Chamber of Commerce and the Articles of Association are available there and on ING’s website.

Certain Powers of Directors
The Supervisory Board determines the compensation

of the members of the Executive

Board within the framework

of
the remuneration policy adopted by the General Meeting and the compensation of members of the Supervisory Board
is determined by the General Meeting. Without prejudice to their voting rights they may have if they are a shareholder of ING, neither members of the

Executive Board nor members

of the Supervisory Board will vote

on compensation for
themselves or any other member of their body.

During the term of

their office, members

of the Supervisory Board

are not allowed

to borrow or

to accept guarantees
from ING or

any of its

subsidiaries. Loans that

already exist

upon appointment as

a member of

the Supervisory Board
however, may be continued. Subsidiaries of ING however, may in the normal course of their business and on terms that
are customary in the

sector, provide certain other banking and

insurance services to

members of the Supervisory

Board.
These services

may

include

services in

which the

granting

of credit

is of

a

subordinate

nature,

e.g. credit

cards

and
overdrafts

in current

accounts. As

of 31

December 2020

ING and

its subsidiaries

shall provide

banking and

insurance
products

to

members

of

the

Supervisory

Board

only

in

the

normal

course

of

their

business

and

on

terms

that

are
customary in

the sector with

due observance of

the applicable company

policies provided

that loans, guarantees

and
the

like

are

subject

to

the

approval

of

the

Supervisory

Board,

which

has

delegated

its

approval

authority

to

its
Chairperson and the Vice-Chairperson. Supervisory Board

approval is not required

for banking and insurance products
in which the granting of credit is of a secondary nature, e.g. credit cards and overdrafts in current accounts.
Members of the Supervisory Board and members of the Executive

Board with a conflict of interest

may not participate
in the decision-making with respect to the matter or transaction to which the conflict of interest relates,

and the votes
of such members shall not be taken into account.
The Articles

of Association

do not

contain

any

age limits

for

retirement

of the

members of

the Executive

Board and
members of the Supervisory Board. The retirement age for members of the Executive Board under the (Dutch) pension plan is the first day of the month that the individual reaches the age of 67.

Contents
Part I

Part II

Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 2

Members of the

Executive Board are

appointed by

the General

Meeting for a

term of

four years and

may be reappointed.

Supervisory Board members shall be nominated for appointment for a maximum of four years and may be reappointed
once for another four-year

period. Without prejudice to any current

term of appointment which commenced before

1
January 2017, Supervisory Board members may be nominated for reappointment for an additional period of two years, which period may subsequently be extended by at most two

years. In the event of a reappointment after having served
for two

terms of

four years

or more,

reasons must

be given

in the

report of

the Supervisory

Board. The

Supervisory
Board may deviate from the above in special circumstances at its discretion.
Both members of the Executive Board and

members of the Supervisory

Board are appointed from a binding nomination
by the Supervisory Board. The General

Meeting may declare the nomination

non-binding by a resolution passed by

an
absolute majority of the

votes cast, which

majority represents more

than half of the issued

share capital. Members

of
the Executive Board and the Supervisory Board are not required to hold any shares of ING to qualify as such.

Restrictions on share ownership
As of 31

December 2020 there

were no limitations

under Dutch law

or the Articles

of Association on

the right to

own
Ordinary Shares, including the right of non-Dutch nationals or residents rights to hold or exercise voting rights.
General Meeting
Frequency and agenda of General Meetings
ING’s Annual General Meeting (AGM) is normally held each year in April or May to discuss the course of business in the preceding financial year on the basis of the reports prepared by the Executive Board and the Supervisory Board, and to
decide on:
• The distribution of dividends or other distributions;

• The appointment and/or reappointment of members of the Executive Board and the Supervisory Board;
• Any other items requiring shareholder approval pursuant to Dutch law; and

• Any other

matters proposed

by the Supervisory Board,

the Executive

Board or shareholders

in accordance with
the Articles of Association.
Main powers of the General Meeting
The main powers of the General Meeting are to decide on:
●

the

appointment,

suspension

and

dismissal

of

members

of

the

Executive

Board

and

members

of

the
Supervisory Board,

subject to

a

binding

nomination

of

the

Supervisory Board

as

set

forth

in

the

Articles

of
Association;
●

the adoption of the financial statements;
●

the declaration of

dividends, subject to

the power of

the Executive Board

to allocate part

or all of

the profits
to the reserves - with approval of the Supervisory Board - and the declaration of other distributions, subject to
a proposal by the Executive Board and approved by the Supervisory Board.

●

the appointment of the external auditor;
●

an

amendment

of

the

Articles

of

Association,

a

legal

merger

or

division

of

ING,

and

winding-up

of

ING,

all
subject to a proposal made by the Executive Board with approval by the Supervisory Board;
●

the issuance

of shares

or rights

to subscribe

for shares,

the restriction

or exclusion

of pre-emptive

rights of
shareholders, and

delegation of

these powers to

the Executive

Board, subject to

a proposal by

the Executive
Board that has been approved by the Supervisory Board;
●

the

authorisation

of

a

repurchase

of

outstanding

shares

and/or

a

cancellation

of

shares.

In

addition,

the
approval of

the General Meeting

is required

for Executive

Board decisions that

would be expected

to have

a
material effect on the identity or nature of ING or its enterprise.

Notice
In line with Dutch law,

ING convenes its General Meetings by

public notice via the ING website (www.ing.com)

at least
42 days before the day of the General Meeting.
This period can be

shortened to 10 days

(in accordance with ING’s

Articles of Association as

provided for under

Dutch
law, implementing the BRRD) if

(i) ING meets the criteria for early intervention measures, (ii) resolution can be avoided by means of

a capital increase;

and (iii) a

General Meeting would

be required to

enable ING

to issue the

required number
of shares.

Together

with the notice, all information

relevant for shareholders

is made available via ING’s

website (www.ing.com)
and through

its head office.

This information

includes the notice

of the General

Meeting, the agenda,

instructions on
how to participate in the meeting (either in person or by proxy),

the place and time of the meeting,

explanatory notes
to

the

agenda

including

the

verbatim

text

of

the

proposals,

as

well

as

the

reports

of

the

Executive

Board

and

the
Supervisory Board.

Proposals by and dialogue with shareholders

Contents
Part I

Part II

Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 3

Shareholders may

propose items

for the

agenda of

a General

Meeting if they

individually or jointly

represent at

least
one percent of the issued share capital. Such proposals should be adequately substantiated under Dutch law.

Shareholders

have

the

opportunity

to

contact

ING

about

the

General

Meeting,

via

a

dedicated

webpage

on

ING’s
website (www.ing.com).

Record date
In accordance

with Dutch

law,

the record

date

for attending

a General

Meeting and

voting on

the proposals

at that
General Meeting is

the 28th day

before the

day of the

General Meeting. Only

those holding shares at

the record date
may attend the General Meeting and may participate, vote and exercise any other rights attached to their shares in the
General Meeting,

regardless of

any subsequent

sale or purchase

of shares.

The record

date is

published in the

notice
for the General Meeting. If a shortened convocation of 10 days is applicable (see ‘Notice’ above, the record date is two
days after the convocation date.

In accordance with US

requirements, the depositary sets

a record date for the

ADRs, which date determines

which ADRs
are entitled to give voting instructions. This record date can differ from the record date set by ING for shareholders.
Attending General Meetings
Shareholders may

attend a

General Meeting

in person

or may

grant

a proxy

in writing

to a

third party

to attend

the
meeting

and

to

vote

on

their behalf.

ING will

make

proxy

forms

available

on

its website

(www.ing.com)

before

the
General Meeting.

For logistical

reasons, attending

the General Meeting,

either in person

or by proxy,

is subject to

the requirement

that
ING is notified in advance. Instructions to that effect are included in the notice for the General Meeting.

General Meetings are webcast

via ING’s website (www.ing.com), so that

shareholders who could

not attend the General
Meeting in person can nevertheless follow the meeting online.
Voting rights on shares
Each share

entitles the holder

to cast

one vote at

the General Meeting.

The Articles of

Association do not

restrict the
voting rights

on any

class of

shares. ING

is not

aware of

any agreement

that restricts

voting rights

on any

class of

its
shares.
Proxy voting facilities
ING provides

proxy voting

facilities to

its investors

via ING’s

website (www.ing.com)

and solicits

proxies from

its ADR
holders in line with common practice in the US.
Proxy

voting

forms

are

made available

on ING’s

website

(www.ing.com).

By

returning the

form,

shareholders

give a
proxy

to

an

independent

proxy

holder

(a

public

notary

registered

in

the

Netherlands)

to

vote

on

their

behalf,

in
accordance

with the

instructions expressly

given

on the

proxy

form.

Submitting

these forms

is subject

to

additional
conditions as specified on such forms.

ING will send an

electronic confirmation of receipt of the

votes to the person that casts the

vote. In addition, on request
made within three months from the date of the General Meeting, ING will confirm to the shareholder or a third person designated

by

the

shareholder

that

the

shareholder’s

votes

have

been

validly

recorded

and

counted

by

ING,

if

this
information is not already available to the shareholder directly.
To encourage participation at the General Meeting, ING provides the EVO (e-voting) platform, an online facility through
which shareholders can register for a meeting or appoint a proxy.
Reporting
Resolutions adopted

at a

General Meeting

are generally

published on

ING’s

website (www.ing.com)

within one

week
following

the meeting.

In accordance

with the

Dutch Corporate

Governance Code,

the draft

minutes of

the General
Meeting are made available to shareholders

on the website no later than

three months after the meeting.

Shareholders
then have three months to review the draft minutes, following which time the minutes are adopted by the chairman of the

meeting

and

by

a

shareholder

appointed

by

that

meeting.

The

final

minutes

are

then

made

available

on

ING’s
website (www.ing.com).

As an alternative to the

minutes, a notarial record

of the business transacted at

the AGM can
be made.

Capital and shares
Capital structure
The authorised capital of ING Groep N.V.

consists of ordinary shares and cumulative preference

shares. Currently,

only
ordinary shares

are issued,

while a

call option

to acquire

cumulative preference

shares has

been granted

to the

ING
Continuity Foundation ( Stichting Continuïteit ING ). The acquisition of cumulative preference shares pursuant to the call option

is

subject

to

the

restriction

that,

immediately

after

the

issuance

of

cumulative

preference

shares,

the

total
amount of cumulative preference shares outstanding may

not exceed one third of the total issued share capital of ING.
The purpose of this call

option is to protect the independence,

continuity and identity of ING against influences

that are
contrary to the interests of ING, its enterprise and the enterprises of its subsidiaries and all stakeholders (including, but not limited to, hostile takeovers).

However,

the ordinary shares are not used for protective purposes.

The board of ING Continuity Foundation comprises of four members who are independent of ING Group. No current or former Executive Board member, Supervisory Board member, ING Group employee or permanent adviser to ING

Group
is

on

the

board

of

the

ING

Continuity

Foundation.

The

board

of

the

ING

Continuity

Foundation

appoints

its

own
members, after

consultation with

the Supervisory

Board of

ING Group,

but without

any requirement

for approval

by
ING Group or its Supervisory Board.

Contents
Part I

Part II

Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 4

ING’s

authorised capital

is

the

maximum

amount

of

capital

allowed

to

be

issued

under

the

terms

of

the Articles

of
Association. New

shares

in excess

of this

amount can

only be

issued if

the Articles

of Association

are amended.

For
flexibility reasons and in line with the requirements

of the BRRD that the amount of authorised share

capital should at
all times be

sufficient to permit

the issuance of as

many ordinary shares

as required for

a potential future

bail-in, ING
seeks to set the authorised

capital in the Articles of

Association at the highest level permitted

by law, which is five times
the actually issued share capital.
Issuance of shares
Share issuances

are decided

by the

General Meeting,

which may

also delegate

its authority.

Each year,

a proposal

is
made to

the General

Meeting to

delegate

authority to

the Executive

Board to

issue new

ordinary shares

or to

grant
rights to subscribe to new ordinary shares, both with and without pre-emptive rights for existing shareholders.

The set-up and content of

the currently applicable share issue authorisation have been discussed with many investors,
proxy advisors

and other

stakeholders

in the

context of

the corporate

governance review

of 2016

and in

the general
meetings of 2016 and subsequent years; their feedback has been taken into account. It enables the Executive Board to
issue

new

ordinary

shares

(including

the

granting

of

rights

to

subscribe

for

ordinary

shares,

such

as

warrants

or

in
connection with

convertible debt

instruments) for

a period

of 18

months, ending

on 28

October 2021

subject to

the
following conditions and limits:

●

No more than 40 percent of the issued share capital in connection with a rights issue, being a share offering to
all

shareholders

in

proportion

to

their

existing

holdings

of

ordinary

shares

as

nearly

as

may

be

practical.
However,

the

Executive

Board

and

Supervisory Board

may

exclude

certain

shareholders

from

such

a

share
offering for practical or legal reasons such as record

dates, fractional entitlements, treasury shares, applicable
legal restrictions on share offerings or in the context of a syndicated rights issue; plus

●

No

more

than

10

percent

of

the

issued

share

capital,

with

or

without

pre-emptive

rights

of

existing
shareholders.
Specific approval by the General Meeting is required for any share issuance exceeding these limits.

As explained at the

start of the paragraph,

the purpose of

this share issue

authorisation is to

delegate the power to

issue
new ordinary shares

to the Executive

Board, without first

having to obtain

the consent of the

General Meeting, which
in the Netherlands is

subject to a statutory convocation period of

at least 42 days. This

authorisation gives ING flexibility
in

managing

its

capital

resources,

including

regulatory

capital,

while

taking

into

account

shareholders’

interests

to
prevent

dilution

of

their

shares.

In

particular,

it

enables

ING

to

respond

promptly

to

developments

in

the

financial
markets, should circumstances so

require. The Executive Board

and the

Supervisory Board

consider it in

the best interest
of ING to have the flexibility this authorisation provides.
This authorisation may

be used for any

purpose, including but not

limited to strengthening

capital, financing, mergers
or acquisitions. However,

the authorisation to issue ordinary

shares by way of

rights issue cannot be used

for mergers
or

acquisitions

on

a

stock-for-stock

basis

as

this

is

incompatible

with

the

concept

of

pre-emptive

rights

for

existing
shareholders.
Shareholders who are not allowed to, do not elect to, or are unable to subscribe to a rights offering, are entitled to sell
their rights

in the

market

or receive

any net

financial benefit

upon completion

of a

rump offering

after the

exercise
period has ended.
Transfer of shares and transfer restrictions
Shares not

included in the

Securities Giro

Transfer

Act system

(
Wet Giraal

Effectenverkeer

system) are

transferred

by
means of a deed of

transfer between the

transferor and

the transferee. To

become effective, ING

has to acknowledge
the transfer, unless ING itself is a party

to the transfer. The Articles of Association do

not restrict the transfer of ordinary
shares, whereas the transfer of cumulative preference

shares is subject to prior approval of the Executive Board. ING is not aware of the existence of any agreement pursuant to which the transfer of ordinary shares or American depositary
receipts for such shares is restricted.

Shares that are included in

the Securities Giro Transfer

system are transferred

pursuant to the Securities Giro

Transfer
Act

(
Wet

Giraal

Effectenverkeer
).

A

shareholder,

who

wishes

to

transfer

such

shares,

must

instruct

the

securities
intermediary where his shares are administered accordingly.
Repurchase of shares
ING Group may repurchase

issued ING shares.

Although the power

to repurchase shares is

vested in the Executive

Board
and subject to

the approval of the

Supervisory Board, prior

authorisation from the

General Meeting is

required for these
repurchases. Under Dutch law,

this authorisation lapses after a maximum of 18

months. Each year,

a proposal is made
to the General Meeting to authorise the repurchase of shares by the Executive Boardfor a period of 18 months.
Pursuant to the

authorisation, no more

than 10 percent

of ING’s

share capital may

be held as treasury

shares until 28
October

2021.When

repurchasing

shares,

the

Executive

Board

must

observe

the

price

ranges

prescribed

in

the
authorisation. For the ordinary shares, the authorisation currently in force stipulates a minimum price of one eurocent
and a

maximum price

equal to

the highest

stock

price on

the Amsterdam

Stock Exchange

on the

date on

which the
purchase agreement is concluded or on the preceding day of stock market trading.
Special rights of control
No special

rights of

control

referred

to

in Article

10 of

the directive

of the

European Parliament

and the

Council on
takeover bids (2004/25/EC) are attached to any

share.
Obligations of shareholders to disclose holdings

Contents
Part I

Part II

Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 5

Pursuant

to

Section

5.3

of

the

Dutch

Financial Supervision

Act

(
Major

Holdings

Rules
),

any

person

who,

directly

or
indirectly, acquires or disposes of

an interest in the

voting rights and/or

the capital of

(in short) a

public limited company
incorporated

under

the

laws

of

the

Netherlands

with

an

official

listing

on

a

stock

exchange

within

the

European
Economic Area, as a result of which acquisition or disposal the percentage of voting rights or capital

interest - whether
through ownership

of shares,

American depositary

receipts (
ADRs
) or

any other

financial instrument,

whether stock-
settled or cash-settled,

such as call or put

options, warrants, swaps

or any other similar contract

- reaches, exceeds

or
falls below 3%, 5%, 10%, 15%, 20%, 25%, 30%, 40%, 50%, 60%, 75% or 95% is required to provide updated information
on its

holdings. With

respect to

ING, the

Major Holdings Rules

require any

person whose

interest in

the voting

rights
and/or capital of

ING reaches,

exceeds or falls

below those

percentages - whether

through ownership of

ordinary shares,
ADRs or any

other financial

instrument whether stock

settled or cash

settled, such as

call or put

options, warrants, swaps
or any other similar contract, to notify in writing

the Dutch Authority for the Financial Markets (AFM) immediately after
the acquisition or disposal of the triggering capital interest or voting rights.
A notification requirement also applies if a person’s

capital interest or voting rights

reaches, exceeds or falls below the
above-mentioned thresholds as a result of a change in ING’s total issued share capital or voting rights.

Such notification
must be made no later

than the fourth trading

day after the AFM

has published ING’s

notification of the change in

its
issued share capital.

The notification will

be recorded

in a public

register that

is held by

the AFM and published

on its
website (www.afm.nl/en).
Details of investors,

if any,

who have reported

their interest in

ING Group pursuant

to the Dutch Financial

Supervision
Act (or the predecessor of this legislation), are included in the ING shares chapter.

Non-compliance with the obligations of

the Major Holdings Rules

can lead to criminal prosecution

or administrative law
sanctions. In

addition, a

civil court

can issue

orders

against

any

person who

fails

to notify

or incorrectly

notifies the
Dutch Authority

for the

Financial Markets,

in accordance

with the

Major Holdings

Rules, including

suspension of

the
voting right in respect of such person’s ordinary shares.
ING Group

is not

aware of

any investors

(or potential

shareholders) with

an interest

of three

percent or

more in

ING
Group other than those shown in Item 7. A ‘Major shareholders’ in ING’s annual report on Form 20-F for the fiscal year
ended 31 December 2020 as per year-end 2020.
Each person

holding a gross

short position in

relation to

the issued share

capital of

ING that

reaches, exceeds

or falls
below any one of the above-mentioned

thresholds must immediately give written notice to

the AFM. If a

person’s gross
short position reaches,

exceeds or

falls below one

of the above-mentioned

thresholds as a

result of a

change in ING’s
issued

share

capital,

such

person

must

make

a

notification

not

later

than

the fourth

trading

day

after

the

AFM has
published the Company’s notification in the public register of the AFM.
In addition, pursuant to Regulation (EU) no. 236/2012 of the European Parliament

and the Council on short-selling and
certain aspects of

credit default swaps, any

person who acquires

or disposes of

a net short

position relating to

the issued
share capital of

ING Group, whether by

a transaction in

shares or ADRs, or

by a transaction

creating or relating

to any
financial instrument where

the effect or

one of the effects

of the transaction is

to confer

a financial advantage

on the
person entering into that

transaction in the event of

a change in the price of such

shares or ADRs, is required to

notify
the AFM, in accordance

with the provisions of

the regulation if,

as a result of

such acquisition or disposal the

person’s
net short position

reaches, exceeds

or falls below

0.2 percent

of the issued

share capital

of ING and

each 0.1 percent
above

that. Each

reported

net short

position equal

to

0.5 percent

of the

issued share

capital

of ING

Group

and any
subsequent

increase

of that

position

by

0.1%

will be

made public

via the

short selling

register

on the

AFM

website
(www.afm.nl/en/).
Change of control provisions
Legal provisions
Pursuant

to

the

terms

of

the

Dutch

Financial

Supervision

Act,

a

declaration

of

no

objection

from

the

ECB

must

be
obtained

by

anyone

wishing to

acquire

or hold

a participating

interest

of at

least 10

percent

in ING

and to

exercise
control

attached

to

such a

participating interest.

Similarly,

on the

basis of

indirect change

of control

statutes

in the
various jurisdictions where subsidiaries of ING

Group are operating, permission from, or notification

to, local regulatory
authorities may be required for the acquisition of a substantial interest in ING Group.
Amendment of the Articles of Association
The General Meeting may

resolve to amend the Articles of

Association of ING, provided that

the resolution is adopted
based on a proposal of the Executive Board, which has been approved by the Supervisory Board. An amendment of the
Articles of Association is required to be executed by notarial deed.

Contents
Part I

Part II

Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 6

DEBT SECURITIES
Each series of notes

listed on the New

York Stock

Exchange and set

forth on the cover

page to ING’s

annual report on
Form 20-F

for the

year ended

December 31,

2020 has

been issued

by ING.

Each of

these series

of notes

was issued
pursuant to an effective

registration statement

and a related prospectus

and prospectus supplement setting

forth the
terms of the relevant series of notes.
The following

table sets

forth

the dates

of the

registration

statements,

dates of

the base

prospectuses and

dates of
issuance for each relevant series of notes (the “ Notes ”).
Series
Registration
Statement
Date of Base
Prospectus Date of Issuance
3.150% Fixed Rate Senior Notes due
2022 333-202880
March 21, 2017 March 29, 2017
3.950% Fixed Rate Senior Notes due
2027 333-202880
March 21, 2017 March 29, 2017
Floating Rate Senior Notes due
2022 333-202880
March 21, 2017 March 29, 2017
Floating Rate Senior Notes due
2023 333-22739
September 18, 2018 October 2, 2018
4.100% Fixed Rate Senior Notes due
2023 333-22739
September 18, 2018 October 2, 2018
4.550% Fixed Rate Senior Notes due
2028
333-22739 September 18, 2018 October 2, 2018
3.550% Fixed Rate Senior Notes due
2024 333-22739
September 18, 2018 April 9, 2019
4.050% Fixed Rate Senior Notes due
2029
333-22739 September 18, 2018 April 9, 2019

The following description of our Notes is a summary

and does not purport to be complete and is

qualified in its entirety
by the full terms of the Notes.

Description of the Fixed Rate Notes
The 3.150% Fixed

Rate Senior

Notes due 2022

(the “
2022 notes
”), the 3.950%

Fixed Rate

Senior Notes due

2027 (the
“ 2027 notes
”), the 4.100%

Fixed Rate

Senior notes due

2023 (the “
2023 notes
”), the 4.550%

Fixed Rate

Senior Notes
due 2028 (the

“
2028 notes
”), the 3.550%

Fixed Rate

Senior Notes due

2024 (the “
2024 notes
”) and the

4.050% Fixed
Rate Senior Notes due 2029

(the “
2029 notes ”) (together, the “ fixed rate notes
”) were issued in the

aggregate principal
amount, and unless previously

redeemed and cancelled will mature

on the Maturity Date

and will bear interest

at the
rate per annum, set forth in the table below:

Aggregate Principal
Amount Maturity Date
Fixed Interest
Rate
2022 notes

...........................................................

$1,500,000,000 March 29, 2022 3.150%
2027 notes

...........................................................

$1,500,000,000 March 29, 2027 3.950%
2023 notes

...........................................................

$1,500,000,000 October 2, 2023 4.100%
2028 notes

...........................................................

$1,250,000,000 October 2, 2028 4.550%
2024 notes

...........................................................

$1,000,000,000 April 9, 2024 3.550%
2029 notes

...........................................................

$1,000,000,000 April 9, 2029 4.050%

Interest

on

the

fixed

rate

notes

will

be

payable

semi-annually

in

arrear

on

the

Fixed

Rate

Interest

Payment

Dates,
commencing on the First Fixed Rate Interest Payment

Date, set forth in the table below:

Contents
Part I

Part II

Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 7

Fixed Rate Interest
Payment Dates
First Fixed Rate
Interest Payment
Date
2022 notes

..........................................................

March

29

and

September
29 of each year
September 29, 2017
2027 notes

..........................................................

March

29

and

September
29 of each year
September 29, 2017
2023 notes

..........................................................

April

2

and

October

2

of
each year
April 2, 2019
2028 notes

..........................................................

April

2

and

October

2

of
each year
April 2, 2019
2024 notes

..........................................................

April

9

and

October

9

of
each year
October 9, 2019
2029 notes

..........................................................

April

9

and

October

9

of
each year
October 9, 2019

The regular record

dates for the

fixed rate notes will

be the

Business Day immediately

preceding each Fixed

Rate Interest
Payment Date

(or,

if the fixed

rate notes

are held in

definitive form,

the 15th Business Day

preceding each Fixed

Rate
Interest Payment

Date).

If any

scheduled Fixed

Rate Interest

Payment Date

is not a

Business Day,

we will

pay interest

on the

next succeeding
Business Day,

but interest

on that payment

will not accrue during

the period from

and after the

scheduled Fixed Rate
Interest

Payment

Date. If

the Maturity

Date or

date of

redemption or

repayment

is not

a Business

Day,

we may

pay
interest

and

principal and/or

any

amount

payable

upon redemption

of the

fixed

rate

notes

on

the next

succeeding
Business Day, but interest on that payment will not accrue during the period from and after such Maturity Date or date of redemption or repayment. Interest on the fixed rate notes will be computed on the basis of a 360-day year of twelve
30-day months.

Description of the Floating Rate Notes
The Floating Rate Senior Notes due 2022 (the “ 2022 floating rate notes ”) and the Floating Rate Senior Notes due 2023
(the “ 2023 floating rate notes
” and, together with the 2022 floating

rate notes, the “
floating rate notes ”) were issued
in an aggregate principal amount, and unless

previously redeemed and cancelled will mature on the

Maturity Date, and
will bear interest at the rate per annum, set forth in the table below:
Aggregate

Principal
Amount Maturity Date Floating Interest Rate
2022 floating rate notes .................

$1,000,000,000

March 29, 2022
LIBOR

plus

1.15%

per
annum
2023 floating rate notes .................

$500,000,000

October 2, 2023
LIBOR plus 1.000%

per
annum

Interest

on the

floating rate

notes will

be payable

quarterly-annually in

arrear on

the Floating

Rate Interest

Payment
Dates, commencing on the First Floating Rate Interest Payment

Date, set forth in the table below:
Floating Rate Interest
Payment Dates
First Floating Rate
Interest Payment
Date
2022 floating rate notes .....................................

March 29, June 29,
September 29 and
December 29 of each year
June 29, 2017
2023 floating rate notes .....................................

January 2, April 2, July 2
and October 2 of each
year
January 2, 2019

The regular record dates

for the floating rate

notes will be the Business Day immediately

preceding each Floating Rate
Interest Payment

Date (or,

if the floating

rate notes

are held in

definitive form,

the 15th Business Day

preceding each
Floating Rate Interest Payment Date).

If any Floating Rate Interest Payment Date, other than the Maturity Date for the floating rate notes, would fall on a day
that is not a Business

Day,

the Floating Rate Interest

Payment Date

will be postponed to the

next succeeding Business
Day,

except that

if that

Business Day

falls in

the next

succeeding calendar month,

the Floating Rate

Interest Payment
Date will be the immediately preceding Business Day. If the Maturity Date or date of redemption or repayment is not a
Business Day, we may pay interest and principal and/or

any amount payable upon redemption of

the floating rate notes
on the next succeeding

Business Day, but interest on that payment

will not accrue

during the period

from and after such
Maturity Date or date of redemption or repayment.

Each interest

period on

the floating

rate notes

will begin

on (and

include) a

Floating Rate

Interest Payment

Date and
end on (but

exclude) the

following Floating

Rate Interest

Payment Date

(each, an “
Interest Period
”); provided that

(i)

Contents
Part I

Part II

Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 8

with respect to the 2022 floating rate

notes, the first Interest

Period will begin on and include March 29, 2017

and will
end on,

but exclude,

June 29,

2017 and

(ii) with

respect to

the 2023

floating rate

notes, the

first Interest

Period will
begin on and

include October 2,

2018 and will

end on, but

exclude, January

2, 2019. The

interest determination

date
(“ Interest Determination Date
”) for the first Interest Period will be the second London banking day preceding the Issue
Date and

the Interest

Determination Date

for each

succeeding Interest

Period will

be on

the second

London banking
day preceding the

applicable Interest Reset Date. “
London banking day
” means any

day on which

dealings in U.S.

dollars
are transacted in the London interbank market.

The initial

Floating Interest

Rate on

the 2022

floating rate

notes will

be equal

to LIBOR,

as determined

on March

27,
2017, plus 1.15% per annum, and thereafter

the rate of interest

on the 2022 floating rate

notes will be reset quarterly
on March 29, June 29, September 29

and December 29 in each

year (each, a “
2022 Interest Reset Date ”), provided that
the interest rate in

effect from (and including) March 29, 2017

to (but excluding) the first 2022 Interest

Reset Date will
be the initial Floating Interest Rate.
The initial Floating

Interest Rate

on the 2023

floating rate

notes will

be equal

to LIBOR, as

determined on

September
28,

2018,

plus

1.000%

per

annum,

and

thereafter

the

rate

of

interest

on

the

2023

floating

rate

notes

will

be

reset
quarterly on January 2, April

2, July 2 and October

2 in each year (each,

a “
2023 Interest Reset Date ”, and together with
each

2022

Interest

Reset

Date,

each

an

“
Interest

Reset

Date
”),

provided

that

the

interest

rate

in

effect

from

(and
including) October 2, 2018 to (but excluding) the first 2023 Interest Reset

Date will be the initial Floating Interest Rate.
If any

Interest Reset

Date would

fall on

a day that

is not a

Business Day,

the Interest

Reset Date

will be postponed

to
the next

succeeding Business

Day,

except

that if

that

Business Day

falls

in the

next

succeeding calendar

month, the
Interest Reset Date will be the immediately preceding Business Day.

Interest on

the floating rate

notes will be

computed on the

basis of the actual

number of days

in each Interest

Period
and a 360-day year.

The Calculation Agent for

the floating rate

notes is The Bank of

New York

Mellon acting through its London

branch, or
its successor appointed by the Issuer.

The Calculation Agent will determine the

Floating Interest Rate

for each Interest
Period for the floating rate

notes by reference

to LIBOR on the applicable Interest

Determination Date. Promptly upon
such

determination,

the

Calculation

Agent

will

notify

the

Issuer

and

the

trustee

(if

the

Calculation

Agent

is

not

the
trustee) of

the new interest

rate for

the floating rate

notes. Upon the

request of

the holder of

any floating

rate note,
the Calculation Agent will provide the Floating Interest Rate then in effect and, if determined, the Floating Interest Rate
that will become effective on the next Interest Reset

Date.

LIBOR will be determined by the Calculation Agent in accordance with the following provisions:

(1)

with respect

to any

Interest Determination

Date, LIBOR

will be

the rate

(expressed as

a percentage
per annum) for deposits in U.S. dollars having a maturity of three months commencing on the related
Interest

Reset

Date

that

appears

on Reuters

Page

LIBOR01 as

of 11:00

a.m., London

time, on

that
Interest Determination Date; and
(2)

with respect to

an Interest

Determination Date

on which no

rate appears

on Reuters

Page LIBOR01,
the Calculation Agent will request the

principal London offices of each of four major

reference banks
in the

London interbank

market

(which may

include affiliates

of the

underwriters), as

selected and
identified by

the Issuer,

to provide

its offered

quotation (expressed

as a percentage

per annum) for
deposits

in U.S.

dollars

for

the period

of three

months, commencing

on the

related

Interest

Reset
Date, to

prime banks in

the London interbank

market at

approximately 11:00

a.m., London time, on
that

Interest

Determination

Date

and

in

a

principal

amount

that

is

representative

for

a

single
transaction in

U.S. dollars

in that

market at

that time.

If at

least two

quotations are

provided, then
LIBOR on that

Interest Determination

Date will be

the arithmetic mean

(rounded if necessary

to the
fourth

decimal place

with 0.00005

being rounded

upwards)

of those

quotations.

If fewer

than two
quotations are provided, then LIBOR on

the Interest Determination Date

will be the arithmetic mean
of the rates at which the reference banks were offered

at approximately 11:00 a.m., London time, on
the Interest Determination Date deposits in

U.S. dollars for the period of three months, commencing
on

the

related

Interest

Rest

Date

and

in

a

principal

amount

that

is

representative

for

a

single
transaction

in

U.S.

dollars

in

that

market

at

that

time,

by

leading

banks

in

the

London

inter-bank
market. If

at least

two such rates

are so provided,

LIBOR on the

Interest Determination

Date will

be
the arithmetic mean

(rounded if

necessary to the

fourth decimal

place with 0.00005

being rounded
upwards)

of

such

rates.

If

fewer

than

two

such

rates

are

provided,

then

LIBOR

on

the

Interest
Determination date will be the offered rate for deposits in U.S.

dollars for the period of three months,
commencing on

the related

Interest Payment

Date and

in a

principal amount

that is

representative
for a

single transaction in

U.S. dollars

in that market

at that

time (or arithmetic

mean of such

rates,
rounded as provided above, if more

than one rate is provided), at

which, at approximately 11:00 a.m.,
London time, on the Interest

Determination Date, any

one or more banks (which

bank or banks is or
are in the opinion of

the Issuer suitable for

such purpose) informs the

Calculation Agent it is

quoting
to leading banks in the London inter-bank market. If LIBOR cannot be determined in accordance with the foregoing provisions of this paragraph, LIBOR on the Interest Determination Date will be LIBOR in
effect with respect to the immediately preceding Interest Determination

Date.
“
Reuters

Page

LIBOR01
” means

the display

that appears

on Reuters

Page

LIBOR01 or

any page

as may

replace such
page on such

service (or any

successor service) for

the purpose of displaying

London interbank offered

rates of

major
banks for U.S. dollars.
All percentages resulting from any calculation of any Floating Interest Rate will be rounded, if necessary, to the nearest
one hundred thousandth

of a percentage

point, with five

one-millionths of a

percentage point

rounded upward

(e.g.,
9.876545% (or 0.09876545) would be rounded to 9.87655% (or 0.0987655)), and all dollar amounts would be rounded to the nearest cent, with one-half cent being rounded upward.
All calculations made by the

Calculation Agent for the purposes

of calculating interest on the floating rate notes shall

be
conclusive and binding on the holders of the floating rate notes, the Issuer and the trustee, absent manifest error.

Contents
Part I

Part II

Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 9

For any

interest period,

if LIBOR is

negative, then

it would reduce

the Floating Interest

Rate payable

for such

interest
period

below

the

specified margin.

Accordingly,

holders

may

receive

a

Floating

Interest

Rate

that

is

lower

than

the
specified margin.

LIBOR Discontinuation
Notwithstanding the provisions

described under “— Description

of the Floating

Rate Notes” above,

if, with

respect to
the 2023 floating

rate notes

only,

a Benchmark Event

occurs when any

Floating Interest

Rate (or any

component part
thereof) remains to be determined by reference to LIBOR, then the Issuer shall use its reasonable endeavors to appoint
and consult

with an

Independent Adviser,

as soon

as reasonably

practicable, with

a view

to the

Issuer determining

a
Successor Rate,

failing

which an

Alternative

Rate

and,

in

either case,

an

Adjustment

Spread,

if

any,

and

Benchmark
Amendments, if any.
If the Issuer,

following consultation

with the Independent

Adviser,

to the extent

practicable, and

acting in good

faith,
determines:
(1)

that

there

is

a

Successor

Rate,

then

such

Successor

Rate

shall

(subject

to

adjustment

as

provided
below) subsequently be

used in place

of LIBOR to

determine the Floating

Interest Rate (or the

relevant
component part thereof) for all future payments of interest on the 2023 floating rate notes;

or
(2)

that there is no Successor Rate

but that there is an Alternative

Rate, then such Alternative Rate

shall
(subject to adjustment

as provided below)

subsequently be used

in place of LIBOR

to determine the
Floating Interest Rate (or the relevant component part thereof) for all future payments of interest on
the 2023 floating rate notes.
If

the

Issuer

determines

any

Successor

Rate

or

Alternative

Rate

in

accordance

with

this

section

“
—   LIBOR
Discontinuation” fewer than five (5) Business Days

prior to the relevant Interest

Determination Date, then the Floating
Interest

Rate

on

such

Interest

Determination

Date

will

be

calculated

using

LIBOR

in

effect

with

respect

to

the
immediately preceding Interest Determination Date. For subsequent Interest

Periods, the Floating Interest Rate will be
calculated using the Successor Rate or Alternative Rate (subject to adjustment as provided below).
If the Issuer,

following consultation

with the Independent

Adviser,

to the extent

practicable, and

acting in good

faith,
determines (i) that an Adjustment Spread is required to be applied to the Successor Rate or the Alternative Rate (as the
case may be) and (ii) the

quantum of, or a formula or methodology for determining,

such Adjustment Spread, then such
Adjustment Spread shall

be applied to

the Successor Rate

or the Alternative

Rate (as the

case may be).

If the Issuer

is
unable to determine the quantum

of, or a formula or methodology for

determining, such Adjustment Spread, then

such
Successor Rate or Alternative Reference Rate,

as applicable, will apply without an Adjustment Spread.
If any Successor

Rate, Alternative

Rate or Adjustment

Spread is determined

in accordance with

this section
“— LIBOR
Discontinuation” and

the Issuer,

following consultation

with the

Independent Adviser,

to the

extent practicable,

and
acting

in

good

faith,

determines

(i)

that

amendments

to

any

terms

and

conditions

of

the

2023

floating

rate

notes,
including the Successor Rate or

Alternative Rate, as

applicable, or,

in each case, the Adjustment

Spread, as well as

the
day

count

fraction,

business

day

convention,

the

definitions

of

Business

Day,

London

banking

day,

Interest
Determination Date, Interest Period or Floating Rate Interest Payment Date, and any related provisions and definitions, are necessary to ensure the proper operation of such Successor

Rate, Alternative Rate and/or Adjustment Spread (such
amendments, the “ Benchmark Amendments
”) and (ii) the

terms and conditions of

such Benchmark Amendments, then
the Issuer may, without any requirement for

the consent or approval of holders of the 2023 floating rate notes, amend the terms and

conditions of the

2023 floating rate notes

to give effect to such

Benchmark Amendments with

effect from
the date specified in a notice given in to the Trustee.
Upon receipt of satisfactory

documentation, the Trustee

and the Calculation Agent

shall, at the direction and

expense
of

the

Issuer,

effect

such

amendments

as

may

be

required

in

order

to

give

effect

to

this

section

“
—   LIBOR
Discontinuation”

pursuant

to

a

supplemental

indenture

or

an

amendment

to

the

Indenture,

or

amendment

to

the
Calculation Agency Agreement, or issuances and authentication of new global or definitive notes in respect of the 2023 floating rate

notes, and the

Trustee

shall not be

liable to any

party for any

consequences thereof,

save as provided

in
the Indenture

and the

2023 floating

rate notes.

No consent

of holders

of 2023

floating rate

notes will

be solicited

or
required

in

connection

with

effecting

the

Successor

Rate,

Alternative

Rate,

Adjustment

Spread

or

Benchmark
Amendments, as applicable, including for

the execution of

any documents, amendments to

the Indenture, Calculation
Agency Agreement or floating rates notes or other steps by the Issuer,

the Trustee, the Calculation Agent or any paying
agent (if required).
The Issuer will,

promptly following

the determination of

any the Successor

Rate, Alternative

Rate, Adjustment

Spread
or

Benchmark

Amendments,

as

applicable,

give

notice

thereof,

which

shall

specify

the

effective

date(s)

for

such
Successor Rate, Alternative Rate, Adjustment Spread or Benchmark Amendments, as applicable, and of any changes to
the terms

and conditions

of the

2023 floating

rate notes

to the

Trustee,

the Calculation

Agent, any

paying agent

and
DTC or the holders

of the 2023 floating rate

notes, as applicable; provided that

failure to provide such

notice will have
no

impact

on

the

effectiveness

of,

or

otherwise

invalidate,

any

such

determination;

and

provided

further

that

the
determination of any

Successor Rate, Alternative

Rate, Adjustment Spread

or Benchmark Amendments, as applicable,
and any other related changes to the

2023 floating rate notes, shall be made

in accordance with the Capital Regulations
applicable to the

Group in force

at the relevant

time. In effecting

any consequential

amendments to the

terms of the
2023 floating rate

notes as

may be

directed by

the Issuer in

accordance with

this section “
— LIBOR Discontinuation”,
neither the

Trustee

nor the

Calculation Agent

shall be

required to

effect

any amendments

that affects

its respective
own rights, duties or immunities in their respective capacities as Trustee or Calculation Agent under the Indenture, the
Calculation Agency Agreement or otherwise.
By its acquisition of 2023 floating rate notes, each holder and beneficial owner of the 2023 floating rate notes and each
subsequent holder and

beneficial owner acknowledges,

accepts, agrees to

be bound by,

and consents to,

the Issuer’s
determination of the

Successor Rate, Alternative

Rate, Adjustment Spread

or Benchmark Amendments, as

applicable,
as

contemplated

by

this section

“—

LIBOR Discontinuation”,

and

to

any

amendment

or

alteration

of the

terms

and
conditions of the 2023 floating rate notes, including an amendment of the amount of interest due on the 2023 floating rate notes,

as may be

required in

order to

give effect

to this section

“
—
LIBOR Discontinuation”.

The Trustee

shall be
entitled to rely

on this deemed consent

in connection with any

supplemental indenture or

amendment which may

be

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Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 10

necessary to effect the Successor Rate, the Alternative Rate the Adjustment Spread or the Benchmark Amendments,

as
applicable.
By its

acquisition of

2023 floating

rate

notes, each

holder and

beneficial owner

of 2023

floating rate

notes and

each
subsequent

holder

and

beneficial

owner

waives

any

and

all

claims

in

law

and/or

equity

against

the

Trustee,

the
Calculation Agent and any

paying agent for,

agrees not to initiate

a suit against the

Trustee, the

Calculation Agent and
any paying

agent in respect

of,

and agrees that

neither the Trustee,

the Calculation Agent

or any paying

agent will be
liable for, any

action that the Trustee, the Calculation Agent or any paying agent,

as the case may be, takes, or abstains
from taking, in

each case in

accordance with this

section “
—
LIBOR Discontinuation” or

any losses suffered in

connection
therewith.

By its

acquisition of

2023 floating

rate

notes, each

holder and

beneficial owner

of 2023

floating rate

notes and

each
subsequent holder and beneficial owner agrees that neither the Trustee, the Calculation Agent or any paying agent will have any obligation to determine

any Successor Rate, Alternative

Rate, Adjustment Spread or

Benchmark Amendments,
as

applicable,

including

in the

event

of any

failure

by

the Issuer

to

determine

any

Successor Rate,

Alternative

Rate,
Adjustment Spread or Benchmark Amendments, as applicable.
An Independent Adviser

appointed pursuant to this

section “
—
LIBOR Discontinuation” will

act in good

faith as an

expert
and (in

the absence

of fraud)

shall have

no liability

whatsoever to

the Issuer,

the Trustee,

the Calculation

Agent, any
paying agent or the holders of 2023 floating

rate notes for any

determination made by it or for any

advice given to the
Issuer in connection with any determination made by the Issuer pursuant to this section “ — LIBOR Discontinuation”.
Notwithstanding any other provision

of this section

“
—
LIBOR Discontinuation”, the Issuer may decide

that no Successor
Rate,

Alternative

Rate,

Adjustment

Spread

or

Benchmark Amendments,

as

applicable,

will

be

adopted

if

and

to

the
extent that, in the determination of the Issuer,

such adoption or amendment could reasonably be expected to result in the

exclusion

of

the

2023

floating

rate

notes

(in

whole

or

in

part)

from

the

Issuer’s

and/or

the

Regulatory

Group’s
minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as

such minimum

requirements are

applicable to

the Issuer

and/or the

Regulatory Group

and as

determined in
accordance with, and pursuant to, the relevant Loss Absorption Regulations.
“ Adjustment Spread
” means either

a spread (which

may be

positive or negative),

or the formula

or methodology for
calculating a spread, in either

case, which the Issuer, following consultation with the

Independent Adviser, to the extent
practicable, and acting in good faith, determines is required to be applied to the Successor Rate or the Alternative Rate
(as the case

may be) to

reduce or eliminate,

to the extent

reasonably practicable

in the circumstances,

any economic
prejudice or benefit (as the case may be) to holders

of 2023 floating rate notes as a result of

the replacement of LIBOR
with the Successor Rate or the Alternative Rate (as the case may be) and is the spread, formula or methodology which:
(i)
in the case of

a Successor Rate, is

formally

recommended in relation to the

replacement of LIBOR with
the Successor Rate by any Relevant Nominating Body;
(ii)
in

the

case

of

a

Successor

Rate,

if

no

such

recommendation

has

been

made,

or

in

the

case

of

an
Alternative Rate, the

Issuer determines, following

consultation with the Independent

Adviser,

to the
extent

practicable,

and

acting

in

good

faith,

is

recognized

or

acknowledged

as

being

the

industry
standard

for

over-the-counter

derivative

transactions

which

reference

LIBOR,

where

such

rate

has
been replaced by the Successor Rate or the Alternative Rate (as the case may be); or
(iii)
if the Issuer determines that

no such industry standard

is recognized or acknowledged,

the Issuer,

in
its

discretion,

following

consultation

with

the

Independent

Adviser,

to

the

extent

practicable,

and
acting in good faith, determines to be appropriate.
“ Alternative Rate
” means an alternative benchmark or screen rate which the

Issuer determines in accordance with this
section

“
—
LIBOR

Discontinuation”

has

replaced

LIBOR

in

customary

market

usage

in

the

international

debt

capital
markets for the purposes

of determining rates of

interest (or the

relevant component part thereof)

for the same

interest
period and in U.S. dollars.
“ Benchmark Event ” means:
(i)   LIBOR ceasing to b e published for a period of at least five (5) Business Days or ceasing to exist;
(ii)
a public statement

by the administrator

of LIBOR that it will,

by a specified date

within the following
six

(6)

months,

cease

LIBOR

permanently

or

indefinitely

(in

circumstances

where

no

successor
administrator has been appointed that will continue publication of LIBOR);
(iii)
a public statement

by the supervisor

of the administrator

of LIBOR that

LIBOR has been

or will, by

a
specified date within the following six (6) months, be permanently or indefinitely discontinued;
(iv)
a public statement by

the supervisor of the administrator LIBOR

that means LIBOR will be prohibited
from being used

or that its

use will be

subject to restrictions

or adverse

consequences, in each

case
within the following six (6) months; or
(v)
it has become unlawful for any paying agent, Calculation Agent,

the Issuer or other party to calculate
any payments due to be made to any holder of 2023 floating rate notes using LIBOR.
“ Independent Adviser
” means an independent financial institution of international repute or an independent financial
adviser with appropriate expertise appointed by the Issuer.
“ Relevant Nominating Body ” means, in respect of a benchmark or screen rate (as applicable):
(i)   the
central

bank

for

the

U.S.

dollar,

or

any

central

bank

or

other

supervisory

authority

which

is
responsible for supervising the administrator of LIBOR; or

Contents
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Part II

Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 11

(ii)   any working group or committee sponsored by, chaired or co - chaired by or constituted at the requ est of (a) the central bank for the U.S. dollar,

(b) any central bank or other supervisory authority which is responsible

for

supervising

the

administrator

of

LIBOR,

(c)

a

group

of

the

aforementioned

central
banks or other supervisory authorities or (d) the Financial Stability Board or any part thereof.
“
Successor

Rate
”

means

a

successor

to

or

replacement

of

LIBOR

which

is

formally

recommended

by

any

Relevant
Nominating Body.
Terms Applicable to the 2024 and 2029 Notes
Agreement and Acknowledgement with Respect to the Exercise of Dutch Bail-in Power
With a view to Article 55 of the Directive 2014/59/EU of the European Parliament and of the Council (the “ Bank
Recovery and Resolution Directive ” or “ BRRD ”), the Issuer has included the following two paragraphs in the terms of the notes:
(a)   By acquiring any notes, each holder and beneficial owner of a note or any interest therein acknowledges, agrees to be bound by, and consents to

the exercise of,

any Dutch Bail-in Power by the relevant resolution authority that may result in the cancellation of all, or a portion, of the principal amount of, or interest on, the notes and/or the
conversion of all, or a portion, of the principal amount of, or interest on, the notes into shares or other securities or
other obligations of the Issuer or another person, including by means of a variation to the terms of the notes or any expropriation of the notes, in each case, to give effect to the exercise by the relevant resolution authority of such
Dutch Bail-in Power (whether at the point of non-viability or as taken together with a resolution action). Each holder and beneficial owner of a note or any interest therein further acknowledges and agrees that the rights of the holders and beneficial owners of the notes are subject to, and will be varied, if necessary, so as to give effect to, the exercise
of any Dutch Bail-in Power by the relevant resolution authority.

In addition, by acquiring any notes, each holder and
beneficial owner of a note or any interest therein further acknowledges, agrees to be bound by,

and consents to the
exercise by the relevant resolution authority of,

any power to suspend any payment in respect of the notes for a temporary period.
(b)   For these purposes, a “ Dutch Bail-in Power ” is any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of banks, banking group companies, credit institutions and/or investment firms incorporated in The Netherlands in effect and applicable
in The Netherlands to the Issuer or other members of the Group, including but not limited to any such laws, regulations, rules or requirements that are implemented, adopted or enacted within the context of a European Union directive or regulation of the European Parliament and of the Council establishing a framework for the recovery and resolution of credit institutions and investment firms (including but not limited to the BRRD and Regulation (EU) No
806/2014 of the European Parliament and of the Council (the “ SRM Regulation ”)) and/or within the context of a
Dutch resolution regime under the Dutch Intervention Act and any amendments thereto,

or otherwise, pursuant to
which obligations of a bank, banking group company,

credit institution or investment firm or any of its affiliates can be reduced, cancelled and/or converted into shares or other securities or obligations of the obligor or any other person
(whether at the point of non-viability or as taken together with a resolution action) or may be expropriated (and a reference to the “ relevant resolution authority ” is to any authority with the ability to exercise a Dutch Bail-in Power).
The Dutch Bail-in Power may be imposed without any prior notice by the relevant resolution authority of its decision to exercise such power.

No principal of, or interest on, the notes shall become due and payable after the exercise of
any Dutch Bail-in Power by the relevant resolution authority except as permitted under the laws and regulations of
The Netherlands and the European Union applicable to the Issuer.
In addition, the exercise of any Dutch Bail-In Power may require interests in the notes and/or other actions
implementing any Dutch Bail-In Power to be held or taken, as the case may be, through clearing systems, intermediaries or persons other than DTC.
See also “Risk Factors — Under the terms of the notes, you have agreed to be bound by the exercise of any Dutch Bail-
in Power by the relevant resolution authority” in the applicable prospectus supplement.

By acquiring any notes, each holder and beneficial owner of a note or any interest therein, to the extent permitted by
the Trust Indenture Act, shall be deemed to waive any

and all claims against the trustee for,

and to agree not to
initiate a suit against the trustee in respect of,

and to agree that the trustee shall not be liable for,

any action that the
trustee takes, or abstains from taking, in either case in accordance with the exercise of the Dutch Bail-in Power by the
relevant resolution authority with respect to the notes.
The Issuer shall provide a written notice directly to DTC as soon as practicable of any exercise of the Dutch Bail-in
Power with respect to the notes by the relevant resolution authority for purposes of notifying holders of such occurrence, including the amount of any cancellation of all, or a portion, of the principal amount of, or interest on, such capital securities. The Issuer shall also deliver a copy of such notice to the trustee for information purposes.
Failure to provide such notices will not have any impact on the effectiveness of, or otherwise invalidate, any

such
exercise of the Dutch Bail-in Power.
By acquiring any notes, each holder of the notes acknowledges and agrees that the exercise of the Dutch Bail-in Power by the relevant resolution authority with respect to the notes shall not give rise to a default for purposes of Section
315(b) (Notice of Defaults) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust

Indenture Act.
By acquiring any notes, each holder and beneficial owner of a note or any interest therein acknowledges and agrees that, upon the exercise of any Dutch Bail-in Power by

the relevant resolution authority, (a) the trustee

shall not be
required to take any further directions from holders

of the notes under Section 5.15 (
Control by Holders ) of the
Indenture and (b) the Indenture shall impose no duties upon the trustee whatsoever with respect to the exercise of any Dutch Bail-in Power by the relevant resolution authority.

If holders or beneficial owners of the notes have given a
direction to the trustee pursuant to Section 5.15 of the Indenture prior to the exercise of any Dutch Bail-in Power by
the relevant resolution authority, such direction shall cease to be of further effect upon such exercise of any Dutch
Bail-in Power and shall become null and void at such time. Notwithstanding the foregoing, if, following the completion of the exercise of the Dutch Bail-in Power by the relevant resolution authority,

the notes remain outstanding (for
example, if the exercise of the Dutch Bail-in Power results in only a partial write-down of the principal of the notes),

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Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 12

then the trustee’s duties under the Indenture shall remain applicable with respect to the notes following such completion to the extent that the Issuer and the trustee shall agree.
By acquiring any of the notes, each holder of the notes shall be deemed to have (a) consented to the exercise of any
Dutch Bail-in Power as it may be imposed without any prior notice by the relevant resolution authority of its decision to exercise such power with respect to the relevant notes

and (b) authorized, directed and requested DTC and any
direct participant in DTC or other intermediary through which it holds the relevant notes to take any and all necessary
action, if required, to implement the exercise of any Dutch Bail-in Power with respect to the relevant notes as it may
be imposed, without any further action or direction on the part of such holder or the trustee.
Under the terms of the 2024 and 2029 notes, the exercise of the Dutch Bail-in Power by the relevant resolution authority with respect to the relevant notes will not be an Event of Default (as defined in the Indenture).
Terms Applicable to the 2023 Notes, the 2028 Notes and the 2023 Floating Rate Notes
Agreement and Acknowledgement with Respect to the Exercise of Dutch Bail-in Power

With a view to Article 55 of the Directive 2014/59/EU of the European Parliament and of the Council (the “ Bank
Recovery and Resolution Directive ” or “ BRRD ”), the Issuer has included the following two paragraphs in the terms of the notes:

(a)   By acquiring any notes, each holder and beneficial owner of a note or any interest therein acknowledges, agrees to be bound by, and consents to the exercise of, any Dutch Bail-in Power

by the
relevant resolution authority that may result in the cancellation of all, or a portion, of the principal amount of, or interest on, the notes and/or

the conversion of all, or a portion, of the principal amount of, or interest on, the notes

into shares or other securities or other obligations of the Issuer or another person, including by means of a variation to the terms of the notes or any expropriation of the notes, in each case, to give effect to the exercise

by the relevant resolution authority of such
Dutch Bail-in Power (whether at the point of non-viability or as taken together with a resolution action). Each holder and beneficial owner of a note or any interest therein further acknowledges and agrees that the rights of the holders and beneficial owners of the notes are subject to, and will be varied, if necessary, so as to give effect

to, the exercise of any Dutch Bail-in Power

by the relevant
resolution authority. In addition, by acquiring any notes, each holder and beneficial owner of a note or any interest therein further acknowledges, agrees to be bound by,

and consents to the exercise by
the relevant resolution authority of, any power

to suspend any payment in respect of the notes for a
temporary period.

(b)   For these purposes, a “ Dutch Bail-in Power ” is any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of banks, banking group companies, credit institutions and/or investment firms incorporated in The Netherlands in effect and applicable in The Netherlands to the Issuer or other members of the Group, including but not limited to any such laws, regulations, rules or requirements that are implemented, adopted or enacted within the context of a European Union directive or regulation of the European Parliament and of the Council establishing a framework for the recovery and resolution of credit institutions and investment firms (including but not limited to the BRRD and
Regulation (EU) No 806/2014 of the European Parliament and of the Council (the “ SRM Regulation ”))
and/or within the context of a Dutch resolution regime under the Dutch Intervention Act and any amendments thereto, or otherwise, pursuant to which obligations of a bank, banking group company, credit institution or investment firm or any of its affiliates can be reduced, cancelled and/or converted into shares or other securities or obligations of the obligor or any other person or may be expropriated (and a reference to the “ relevant resolution authority ” is to any authority with the ability to exercise a Dutch Bail-in Power).

The Dutch Bail-in Power may be imposed without any prior notice by the relevant resolution authority of its decision to exercise such power.

No principal of, or interest on, the notes shall become due and payable after the exercise of
any Dutch Bail-in Power by the relevant resolution authority except as permitted under the laws and regulations of
The Netherlands and the European Union applicable to the Issuer.

In addition, the exercise of any Dutch Bail-In Power may require interests in the notes and/or other actions
implementing any Dutch Bail-In Power to be held or taken, as the case may be, through clearing systems, intermediaries or persons other than DTC.

See also “Risk Factors — Under the terms of the notes, you have agreed to be bound by the exerci se of any Dutch Bail-
in Power by the relevant resolution authority” in the applicable prospectus supplement.

By acquiring any notes, each holder and beneficial owner of a note or any interest therein, to the extent permitted by
the Trust Indenture Act, shall be deemed to waive any

and all claims against the trustee for,

and to agree not to
initiate a suit against the trustee in respect of,

and to agree that the trustee shall not be liable for,

any action that the
trustee takes, or abstains from taking, in either case in accordance with the exercise of the Dutch Bail-in Power by the
relevant resolution authority with respect to the notes.

The Issuer shall provide a written notice directly to DTC as soon as practicable of any exercise of the Dutch Bail-in
Power with respect to the notes by the relevant resolution authority for purposes of notifying holders of such occurrence, including the amount of any cancellation of all, or a portion, of the principal amount of, or interest on, such capital securities. The Issuer shall also deliver a copy of such notice to the trustee for information purposes.
Failure to provide such notices will not have any impact on the effectiveness of, or otherwise invalidate, any

such
exercise of the Dutch Bail-in Power.

By acquiring any notes, each holder of the notes acknowledges and agrees that the exercise of the Dutch Bail-in Power by the relevant resolution authority with respect to the notes shall not give rise to a default for purposes of
Section 315(b) (Notice of Defaults) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust

Indenture
Act.

By acquiring any notes, each holder and beneficial owner of a note or any interest therein acknowledges and agrees that, upon the exercise of any Dutch Bail-in Power by

the relevant resolution authority, (a) the trustee

shall not be

Contents
Part I

Part II

Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 13

required to take any further directions from holders

of the notes under Section 5.15 (
Control by Holders ) of the
Indenture and (b) the Indenture shall impose no duties upon the trustee whatsoever with respect to the exercise of any Dutch Bail-in Power by the relevant resolution authority.

If holders or beneficial owners of the notes have given a
direction to the trustee pursuant to Section 5.15 of the Indenture prior to the exercise of any Dutch Bail-in Power by
the relevant resolution authority, such direction shall cease to be of further effect upon such exercise of any Dutch
Bail-in Power and shall become null and void at such time. Notwithstanding the foregoing, if, following the completion of the exercise of the Dutch Bail-in Power by the relevant resolution authority,

the notes remain outstanding (for
example, if the exercise of the Dutch Bail-in Power results in only a partial write-down of the principal of the notes), then the trustee’s duties under the Indenture shall remain applicable with respect to the notes following such completion to the extent that the Issuer and the trustee shall agree.

By acquiring any of the notes, each holder of the notes shall be deemed to have (a) consented to the exercise of any
Dutch Bail-in Power as it may be imposed without any prior notice by the relevant resolution authority of its decision to exercise such power with respect to the relevant notes and

(b) authorized, directed and requested DTC and any
direct participant in DTC or other intermediary through which it holds the relevant notes to take any and all necessary
action, if required, to implement the exercise of any Dutch Bail-in Power with respect to the relevant notes as it may
be imposed, without any further action or direction on the part of such holder or the trustee.

Under the terms of each of the 2023 notes, the 2028 notes and the 2023 floating rate notes, the exercise of the Dutch
Bail-in Power by the relevant resolution authority with respect to the relevant notes will not be an Event of Default (as
defined in the Indenture).

Terms applicable to the 2022 Notes, the 2027 Notes and the 2022 Floating Rate Notes
Agreement and Acknowledgement with Respect to the Exercise of Dutch Bail-in Power
With a view to Article 55 of the Directive 2014/59/EU of the European Parliament and of the Council (the “ Bank
Recovery and Resolution Directive ” or “ BRRD ”), the Issuer has included the following two paragraphs in the terms of the notes:

(a)   By acquiring any notes, each holder and beneficial owner of a note or any interest therein acknowledges, agrees to be bound by, and consents to the exercise

of, any Dutch Bail-in Power

by the relevant resolution authority
that may result in the cancellation of all, or a portion, of the principal amount of, or interest on, the notes and/or the
conversion of all, or a portion, of the principal amount of, or interest on, the notes into shares or other securities or
other obligations of the Issuer or another person, including by means of a variation to the terms of the notes or any expropriation of the notes, in each case, to give effect to the exercise by the relevant resolution authority of such
Dutch Bail-in Power.

Each holder and beneficial owner of a note or any interest therein further acknowledges and agrees that the rights of the holders and beneficial owners of the notes are subject to, and will be varied, if necessary, so as to give effect to, the exercise

of any Dutch Bail-in Power by the relevant resolution authority.

In addition, by
acquiring any notes, each holder and beneficial owner of a note or any interest therein further acknowledges, agrees to be bound by, and consents to the exercise

by the relevant resolution authority of, any

power to suspend any
payment in respect of the notes for a temporary period.
(b)   For these purposes, a “ Dutch Bail-in Power ” is any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of banks, banking group companies, credit institutions and/or investment firms incorporated in The Netherlands in effect and applicable
in The Netherlands to the Issuer or other members of the Group, including but not limited to any such laws, regulations, rules or requirements that are implemented, adopted or enacted within the context of a European Union directive or regulation of the European Parliament and of the Council establishing a framework for the recovery and resolution of credit institutions and investment firms (including but not limited to the BRRD and Regulation (EU) No
806/2014 of the European Parliament and of the Council (the “ SRM Regulation ”)) and/or within the context of a
Dutch resolution regime under the Dutch Intervention Act and any amendments thereto,

or otherwise, pursuant to
which obligations of a bank, banking group company,

credit institution or investment firm or any of its affiliates can be reduced, cancelled and/or converted into shares or other securities or obligations of the obligor or any other person or may be expropriated (and a reference

to the “
relevant resolution authority ” is to any authority with the ability to exercise a Dutch Bail-in Power).

The Dutch Bail-in Power may be imposed without any prior notice by the relevant resolution authority of its decision to exercise such power.

No principal of, or interest on, the notes shall become due and payable after the exercise of
any Dutch Bail-in Power by the relevant resolution authority except as permitted under the laws and regulations of
The Netherlands and the European Union applicable to the Issuer.

In addition, the exercise of any Dutch Bail-In Power may require interests in the notes and/or other actions
implementing any Dutch Bail-In Power to be held or taken, as the case may be, through clearing systems, intermediaries or persons other than DTC.

See also “Risk Factors — Under the terms of the notes, you have agreed to be bound by the exercise of any Dutch
Bail-in Power by the relevant resolution authority” in the applicable prospectus supplement.

By acquiring any notes, each holder and beneficial owner of a note or any interest therein, to the extent permitted by
the Trust Indenture Act, shall be deemed to waive any

and all claims against the trustee for,

and to agree not to
initiate a suit against the trustee in respect of,

and to agree that the trustee shall not be liable for,

any action that the
trustee takes, or abstains from ta

king, in either case in accordance with the exercise of the Dutch Bail-in Power by the relevant resolution authority with respect to the notes.

The Issuer shall provide a written notice directly to DTC as soon as practicable of any exercise of the Dutch Bail-in
Power with respect to the notes by the relevant resolution authority for purposes of notifying holders of such occurrence. The Issuer shall also deliver a copy of such notice to the trustee for information purposes.

Contents
Part I

Part II

Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 14

By acquiring any notes, each holder of the notes acknowledges and agrees that the exercise of the Dutch Bail-in Power by the relevant resolution authority with respect to the notes shall not give rise to a default for purposes of Section
315(b) (Notice of Defaults) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust

Indenture Act.

By acquiring any notes, each holder and beneficial owner of a note or any interest therein acknowledges and agrees that, upon the exercise of any Dutch Bail-in Power by

the relevant resolution authority, (a) the trustee

shall not be
required to take any further directions from holders

of the notes under Section 5.15 (
Control by Holders ) of the
Indenture and (b) the Indenture shall impose no duties upon the trustee whatsoever with respect to the exercise of any Dutch Bail-in Power by the relevant resolution authority.

If holders or beneficial owners of the notes have given a
direction to the trustee pursuant to Section 5.15 of the Indenture prior to the exercise of any Dutch Bail-in Power by
the relevant resolution authority, such direction shall cease to be of further effect upon such exercise of any Dutch
Bail-in Power and shall become null and void at such time. Notwithstanding the foregoing, if, following the completion of the exercise of the Dutch Bail-in Power by the relevant resolution authority,

the notes remain outstanding (for
example, if the exercise of the Dutch Bail-in Power results in only a partial write-down of the principal of the notes), then the trustee’s duties under the Indenture shall remain applicable with respect to the notes following such completion to the extent that the Issuer and the trustee shall agree.

By acquiring any of the notes, each holder of the notes shall be deemed to have (a) consented to the exercise of any
Dutch Bail-in Power as it may be imposed without any prior notice by the relevant resolution authority of its decision to exercise such power with respect to the relevant notes and

(b) authorized, directed and requested DTC and any
direct participant in DTC or other intermediary through which it holds the relevant notes to take any and all necessary
action, if required, to implement the exercise of any Dutch Bail-in Power with respect to the relevant notes as it may
be imposed, without any further action or direction on the part of such holder or the trustee.

Under the terms of each of the 2022 notes, the 2027 notes and the 2022 floating rate notes, the exercise of the Dutch
Bail-in Power by the relevant resolution authority with respect to the relevant notes will not be an Event of Default (as
defined in the Indenture).

Terms Applicable to All Senior Notes
The fixed

rate

notes

and floating

rate

notes (together,

the “
senior notes
”) were

issued pursuant

to the

Senior Debt
Securities Indenture,

dated as

of March

29, 2017

(the “
Indenture
”), between

ING and The

Bank of

New York

Mellon,
London Branch, as

trustee. References to “indenture”

or “senior debt

indenture” in this

section shall

mean the

Indenture
as defined

above and

references

to “trustee”

shall mean

the Bank

of New

York

Mellon, London

Branch, One

Canada
Square,

London E14

5AL, United

Kingdom. References

to

“notes”

or

“debt

securities” in

this section

shall mean

the
senior notes, as defined above.

The currency in which the payment of the principal

of or any premium or interest of the senior notes shall

be payable is
US dollars.
Condition to Redemption or Repurchase
Notwithstanding any other provision, and unless otherwise indicated in your prospectus supplement, we may redeem or purchase our debt securities (and give notice thereof to the holders of such debt securities in the case of redemption) only if we have obtained the prior permission of the relevant resolution authority and/or competent authority, as appropriate, at the time of redemption or purchase, if such permission is at the relevant time and in the
relevant circumstances required, and subject to applicable law or regulation (including without limitation under
Directive 2013/36/EU (CRD IV), Regulation (EU) No 575/2013 (CRR including articles 77 and 78 thereof), Commission
Delegated Regulation (EU) No 241/2014 and Regulation (EU) No 806/2014 (SRMR), as may be amended or replaced from time to time, and any delegated or implementing acts, laws, regulations, regulatory technical standards,

rules or
guidelines once in effect in The Netherlands and as then in effect).
Unless the relevant prospectus supplement provides otherwise, we or our affiliates may,

whether in the context of
market making or otherwise, purchase debt securities, either in the open market at prevailing prices or in private transactions at negotiated prices, in each case subject to prior permission of the relevant resolution authority and/or competent authority, as appropriate,

at the time of redemption or purchase, if such permission is then required by applicable law or regulation including without limitation under Directive 2013/36/EU (CRD IV), Regulation (EU) No
575/2013 (CRR including articles 77 and 78 thereof), Commission Delegated Regulation (EU) No 241/2014 and
Regulation (EU) No 806/2014 (SRMR), as may be amended or replaced from time to time, and any delegated or implementing acts, laws, regulations, regulatory technical standards, rules or guidelines once in effect in The
Netherlands and as then in effect). Debt securities that we or they purchase may,

at our discretion, be held, resold or
canceled.
As at the date of this Prospectus, the relevant resolution authority is the Single Resolution Board and the competent authority is the European Central Bank.
Our Relationship with the Trustee
The Bank of New

York Mellon, London Branch, One Canada

Square, London E14 5AL,

United Kingdom,

is initially serving
as the

trustee for

all series

of debt

securities to

be issued

under each

indenture.

The Bank

of New

York

Mellon has
provided commercial banking and other

services for us and our related

companies in the past and

may continue to do
so in

the future.

Among other things,

The Bank of

New York

Mellon serves as,

or may

serve as, trustee

or agent

with
regard to certain of our other outstanding debt obligations.
Consequently, if an actual or potential event of default occurs with respect to any of these securities, trust agreements
or

subordinated

guarantees,

the

trustee

may

be

considered

to

have

a

conflicting

interest

for

purposes of

the

Trust
Indenture Act of 1939,

as amended, or

the Trust Indenture Act. In that

case, the trustee may

be required to resign

under
one or more

of the indentures,

trust agreements

or subordinated

guarantees and

we would be

required to

appoint a
successor trustee. For this purpose, a

“potential event of default” means an event

that would be an event

of default if
the

requirements

for

giving

us

default

notice

or

for

the

default

having

to

exist

for

a

specific

period

of

time

were
disregarded.
Ranking

Contents
Part I

Part II

Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 15

The

notes

shall

constitute

the

Issuer’s

unsecured

and

unsubordinated

obligations,

ranking
pari

passu

without

any
preference among themselves and equally

with all of the

Issuer’s other unsecured and unsubordinated obligations

from
time to time outstanding, save as otherwise provided by law.
Paying Agent
The Bank of New York

Mellon, London Branch, One Canada

Square, London E14 5AL, United

Kingdom is designated as
the principal paying agent. The Issuer may at any time designate additional paying agents or rescind the designation of
paying agents or approve a change in the office through which any paying agent acts.

Notice of Redemption
The Issuer

shall give

notice of

any

redemption of

the notes

not less

than 30 days

or more

than 60 days

prior to

the
redemption date

to the

holders of

the notes

and to

the trustee

at least

30 business

days prior

to such

date, unless

a
shorter notice

period shall be

satisfactory to

the trustee.

The redemption

notice shall state:

(1) the redemption

date,
(2) the redemption

price, (3) that,

on the

redemption

date,

each note

will be

redeemed and

that, subject

to certain
exceptions, interest

will cease to accrue after

that date, (4) the place or

places where the notes are

to be surrendered
for payment

of the

redemption price

and (5) the

CUSIP,

Common Code

and/or ISIN

number or

numbers, if

any,

with
respect to the notes being redeemed.
The Issuer shall deliver to the trustee an opinion from a recognized law or tax firm of international standing, chosen by
the Issuer, prior to delivering any notice of a redemption upon the occurrence of certain tax events, confirming that

the
Issuer is entitled to exercise its right of redemption as a result of such tax events.
A

notice

of

redemption

shall

be

irrevocable,

except

that

the

exercise

of

the

Dutch

Bail-In

Power

by

the

relevant
resolution authority prior to the date fixed for redemption shall automatically revoke such notice and no notes shall be
redeemed and no payment in respect of the notes shall be due and payable.
If the

Issuer has

elected to

redeem the

notes but

prior to

the payment

of the

redemption price

with respect

to such
redemption the relevant

resolution authority exercises

its Dutch Bail-in Power

with respect to

the Issuer,

the relevant
redemption

notice

shall

be

automatically

rescinded

and

shall

be

of

no

force

and

effect,

and

no

payment

of

the
redemption price will be due and payable.
Redemption and Repayment
Unless otherwise indicated in your prospectus supplement, your debt security will not be entitled to the benefit of any sinking fund — that is,

we will not deposit money

on a regular basis into

any separate custodial

account to repay

your
debt securities. In

addition, we will

not be entitled to

redeem your debt security

before its stated maturity, if any, unless
your prospectus supplement specifies

a redemption date. You will

not be entitled

to require us to

buy your debt

security
from you, before its stated maturity, if any, unless your prospectus supplement specifies one or more repayment dates.
Optional Tax and Regulatory Redemption
Unless otherwise indicated in your prospectus supplement, we may redeem each series of debt securities in whole, but
not in part, at our

option at any

time upon not more than

60 nor less than 30

days’ notice to

the holders of such

debt
securities, at

a redemption

price equal

to

the principal

amount

of such

debt

securities (or

if the

debt securities

are
original

issue

discount

securities,

such

amount

as

determined

pursuant

to

the

formula

set

forth

in

the

applicable
prospectus supplement) plus any additional amounts due as a result of any withheld tax, if:
●

we would be required to pay additional amounts, as explained in the base prospectus under “— Payment of Additional Amounts with Respect to the Debt Securities,” as a result of any change in or amendment to the tax laws (or

any regulations or rulings

promulgated thereunder) of The Netherlands,

or of a

jurisdiction
in which a successor of ING is organized,

which becomes effective on or after

the date of issuance of that
series;

●

a person

located outside

The Netherlands,

or a

jurisdiction in

which a

successor of

ING is

organized,

to
which we

have conveyed,

transferred

or leased property,

would be

required to

pay additional

amounts.
We

are

not

required,

however,

to

use

reasonable

measures

to

avoid

the

obligation

to

pay

additional
amounts in the event of such merger,

conveyance, transfer or lease;
●

in

the

case

of

senior

debt

securities

only,

as

a

result

of

any

amendment

to,

or

change

in,

any

Loss
Absorption Regulation (as defined below), or

any change in the application or official

interpretation of any
Loss Absorption Regulation, in any

such case becoming effective

on or after the original issue

date of the
series of debt securities

affected (in each case other than

an Excluded Change, as defined

below), the debt
securities

are

or

(in

our

opinion

or

that

of

the

competent

authority

and/or

resolution

authority,

as
appropriate)

are

likely

to

be

fully

or

(if

so

specified

in

the

applicable

prospectus

supplement)

partially
excluded from our and/or

the Regulatory Group’s

(as defined below) minimum requirements for

(A) own
funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable

to us and/or

the Regulatory Group

and determined in accordance

with, and
pursuant to, the

relevant Loss Absorption Regulations;

unless the exclusion of

the relevant series of

debt
securities

from

the

relevant

minimum

requirement(s)

is

due

to

the

remaining

maturity

of

the

debt
securities

being

less

than

any

period

prescribed

by

any

applicable

eligibility

criteria

for

such

minimum
requirements

under

the

relevant

Loss

Absorption

Regulations

effective

with

respect

to

us

and/or

the
Regulatory Group on the original issue date of the series of debt securities affected; or
If we redeem your debt security,

we will do so at the specified redemption price, together with interest accrued to the
redemption date.
Our

ability

to

redeem

certain

series

of

debt

securities

in

these

circumstances

will

be

subject

to

obtaining

the

prior
permission of the relevant resolution authority and/or competent authority, as described “Condition to Redemption or

Contents
Part I

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Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 16

Repurchase”

below.

Unless

otherwise

specified

in

the

applicable

prospectus

supplement,

such

permission

may

be
granted in the

context of a

redemption of debt securities for

tax reasons only

if there is a

change in the applicable

tax
treatment of such debt securities which we demonstrate to the satisfaction of the relevant resolution authority and/or competent authority,

as applicable, is

material and was

not reasonably foreseeable

at the time

of the issuance

of the
debt securities.
“
Excluded

Change
”

means

any

amendment

to,

or

change

in,

the

Loss

Absorption

Regulations

to

implement

the
proposals in

the form

originally announced

by the

European

Commission on

November 23,

2016 in

order to

further
strengthen the resilience of EU banks

(the “Proposals”) or,

if the Proposals have been amended as at

the original issue
date of the relevant series of debt securities, in the form as so amended as at such date.
“ Loss Absorption Regulations
” means, at

any time, the

laws, regulations, requirements, guidelines,

rules, standards and
policies

relating

to

minimum

requirements

for

own

funds

and

eligible

liabilities

and/or

loss

absorbing

capacity
instruments of the Netherlands, the European Central Bank, the Dutch Central

Bank or other competent authority, the
resolution authority, the Financial Stability Board and/or

of the European Parliament or of the Council of the European
Union then in effect in the Netherlands and applicable

to us and/or the Regulatory Group

including, without limitation
to the generality of the foregoing, any

delegated or implementing acts (such

as regulatory technical standards) adopted
by the

European Commission

and any

regulations, requirements,

guidelines, rules,

standards

and policies

relating to
minimum requirements for own funds and eligible liabilities

and/or loss absorbing capacity instruments adopted by the
competent authority and/or the resolution

authority from time to

time (whether or

not such regulations, requirements,
guidelines, rules, standards or policies are applied generally or specifically to us or to the Regulatory Group).

“
Regulatory Group
” means ING,

its subsidiary undertakings,

participations, participating interests

and any

subsidiary
undertakings, participations or

participating interests

held (directly or

indirectly) by any

of its subsidiary

undertakings
from time to time and any other

undertakings from time to time consolidated with

ING for regulatory purposes, in each
case in accordance with the rules and guidance of the competent authority then in effect.
Mergers and Similar Transactions
We are generally permitted to merge

or consolidate with or into another company. We

are also permitted to sell
substantially all our assets to another company.

With regard to any series of debt securities, however,

we may not
take any of these actions unless all the following conditions are met:

●

If we are not the successor entity, the successor entity must expressly agree to be legally responsible for the
debt securities of that series and the indenture with respect to that series and must be organized as a corporation, partnership, trust, limited liability company or similar entity.

The successor entity may be
organized under the laws of any jurisdiction.
●

The merger, sale of assets or other transaction must

not cause an event of default on the debt securities or
any event which, after notice or lapse of time or both, would become an event of default
If the conditions described above are satisfied with respect to the debt securities of any series, we will not need to obtain the approval of the holders of those debt securities in order to merge or consolidate or to sell our assets. Also, these conditions will apply only if we wish to merge or consolidate with another entity or sell our assets substantially as an entirety to another entity. We

will not need to satisfy these conditions if we enter into other types of transactions, including any transaction in which we acquire the stock or assets of another entity, any transaction that
involves a change of control of ING but in which we do not merge or consolidate, and any transaction in which we sell
less than substantially all our assets.

Subject to applicable law and regulation (including our obtaining the prior permission of the Single Resolution Board
(as resolution authority) and/or the European Central Bank (as competent authority), or any successor relevant resolution authority and/or competent authority, as appropriate,

if such permission is required), any of our wholly
owned subsidiaries may assume our obligations under the debt securities of any series without the consent of any holder. We,

however,

must irrevocably guarantee (on a subordinated basis in substantially the manner described under “— Debt Securities May Be Senior or Subordinated — Subordination Provisions” above, in the case of subordinated debt securities) the obligations of the subsidiary under the debt securities of that series. If we do, all of our direct obligations under the debt securities of the series and the applicable indenture shall immediately be discharged. Unless the relevant prospectus supplement provides otherwise, any additional amounts under the debt securities of the series will, to the extent provided as described in the base prospectus under “— Payment of
Additional Amounts with Respect to the Debt Securities”, be payable in respect of any taxes imposed by the
jurisdiction in which the successor entity is organized, rather than taxes imposed by The Netherlands, subject to exceptions equivalent to those that apply to any obligation to pay additional amounts in respect of taxes imposed by
The Netherlands. However, if we make

payment under this guarantee, we shall also be required to pay additional amounts related to taxes (subject to the exceptions

set forth in “— Payment of Additional Amounts with Respect to the Debt Securities” in the base prospectus) imposed by The Netherlands due to this guarantee payment. A subsidiary that assumes our obligations will also be entitled to redeem the debt securities of the relevant series in the circumstances described under “— Redemption and Repayment” above with respect to any change or amendment to, or change in the official application of the laws or regulations of the assuming corporation’s jurisdiction of incorporation as long as the change or amendment occurs after the date of the subsidiary’s assumption of our obligations.

Tax authorities, including the U.S. Internal Revenue

Service, might deem an assumption of our obligations as described above to be an exchange of the existing debt securities for new debt securities, resulting in a recognition of taxable gain or loss and possibly other adverse tax consequences. Investors should consult their tax advisors regarding the tax
consequences of such an assumption. If we merge, consolidate or sell our assets substantially in their entirety,

neither
we nor any successor would have any obligation to compensate you for any resulting adverse tax consequences
relating to your debt securities.

Events of Default and Remedies
  Events of Default and Acceleration of Principal

Contents
Part I

Part II

Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 17

Unless otherwise

specified in

your

prospectus

supplement, an

“event

of

default” with

respect

to

any

series of

debt
securities will result only if:
●

we

are

declared

bankrupt

by

a

court

of

competent

jurisdiction

in

The

Netherlands

(or

such

other
jurisdiction in which we may be organized); or
●

an order is

made or an

effective resolution

is passed for

our winding-up or

liquidation, unless this

is
done in connection with a

merger, consolidation or other form of combination with another company
and

(a)

we

are

permitted

to

enter

into

such

merger,

consolidation

or

combination

pursuant

the
provisions described under “— Mergers and Similar Transactions”

above or (b) the requisite majority
of

holders

of

the

relevant

series

of

debt

securities,

as

described

under

“Modifications

of

the
Indentures—Changes Requiring Majority Approval”, has waived the requirement that we comply with
the covenant contained in “— Mergers and Similar Transactions”

above.

Upon the occurrence of an event of default, and only in such instance, the entire principal amount of each series of our debt

securities will

be

automatically

accelerated,

without any

action by

the

trustee

or

any

holder,

and

will

become
immediately due and payable

together with accrued but unpaid

interest, subject to

obtaining the approvals

described
under

“—Condition

to

Redemption

or

Repurchase”

above.

The

payment

of

principal

of

our

debt

securities

will

be
accelerated only in the event of an event of default

(but not the bankruptcy, insolvency or reorganization

of any of our
subsidiaries). There will be

no right of acceleration of

the payment of principal of

our debt securities if

we fail to pay any
principal, interest

or any other

amount (including upon

redemption) on such

debt securities or

in the performance

of
any of our covenants or

agreements contained in such debt

securities. No such

payment default or performance default
will result

in an

event

of default

under our

debt securities

or permit

any

holders

to take

action to

enforce

the debt
securities, except as described under

“—Limited Remedies for Non-Payment and Breach of

Obligations; Trust Indenture
Act

Remedies”

below.

Moreover,

the

exercise

of

any

Dutch

Bail-in

Power

by

the

relevant

resolution

authority,

as
described under “— Agreement and Acknowledgment with Respect to the Exercise of Dutch Bail-in

Power” above, will
not be an event of default.
  Limited Remedies for Non - Payment and Breach of Obligations; Trust Indenture A ct Remedies
The sole remedies of the holders of our debt securities and the trustee for our breach of any obligation under the debt securities or the senior debt

indenture, as applicable, shall

be (1) to demand

payment of any

principal or interest

that
we fail to pay when it has become

due and payable and, in the

case of interest, where such failure continues for at least
30 days

(provided that

the trustee has

provided us with

notice of such

failure to

pay interest

at least 15

days prior

to
the end

of such

30-day period),

(2) to

seek enforcement

of any

of our

other obligations

under any

debt security,

the
senior debt indenture (other than any payment obligation) or damages for our failure to satisfy any such obligation, (3)
to exercise the remedies described

under “—Events of Default” above and (4)

to claim in any proceeding relating to our
liquidation

(upon

dissolution

(
ontbinding
)

or

otherwise),

moratorium

of

payments

(
surseance

van

betaling
)

or
bankruptcy ( faillissement ). The foregoing shall not prevent holders of our debt securities or the trustee from instituting proceedings for our bankruptcy.
Notwithstanding the foregoing, (1) the

trustee shall have such

powers as are required

to be authorized to

it under the
Trust Indenture Act in respect of the rights of the holders of our debt securities under the provisions of the senior debt indenture and (2) nothing shall impair the right of a holder of our debt securities under the Trust Indenture Act, absent such holder’s consent, to sue for any payment due but unpaid with respect to its debt securities.
  No Other Remedies
Other than the limited

remedies specified herein under “Limited

Remedies for Non-Payment and Breach of Obligations;
Trust

Indenture Act

Remedies” above,

no remedy

against

us will

be available

to the

trustee (acting

on behalf

of the
holders of our debt

securities) or holders of our

debt securities whether for

the recovery of

amounts owing in respect
of such debt

securities or under

the senior debt

indenture or

in respect of

any breach

by us

of any

of our obligations
under

or

in

respect

of

the

terms

of

our

debt

securities

or

the

senior

debt

indenture

in

relation

thereto;

provided,
however,

that such limitation shall not

apply to our obligations to

pay the fees and

expenses of,

and to indemnify,

the
trustee (including fees and expenses of trustee’s

counsel).

Trustee’s Duties
In case

of a

default

under any

series of

our debt

securities, the

trustee shall

exercise

such of

the rights

and powers
vested in it by the

senior debt indenture, and

use the same

degree of care and skill

in their exercise, as a

prudent person
would exercise or use under the circumstances in the conduct of his or her own affairs. For these purposes, a “default”
shall occur upon (i)

the occurrence of

an event of

default, (ii) failure

by us to

pay any principal

or interest

when it has
become due and

payable and, in

the case of

interest, where

such failure

continues for

at least 30

days (provided

that
the trustee has

provided us with

notice of such failure

to pay interest

at least 15

days prior to

the end of such

30-day
period) or (iii) breach by

us of any term,

obligation or commitment (other

than any payment

obligation) binding on us
under the relevant series

of debt securities

or the senior

debt indenture. Holders of

a majority of

the aggregate principal
amount of the outstanding debt

securities of a series

may waive any past default specified in

clause (iii) in the

preceding
sentence but may not

waive any past default specified

in clauses (i)

and (ii) in

the preceding sentence. For

the avoidance
of doubt,

the exercise of

any Dutch Bail-in

Power by the

relevant resolution authority, as

described under

“— Agreement
and

Acknowledgment

with

Respect

to

the

Exercise

of

Dutch

Bail-in

Power”

above,

will

not

be

a

default

for

these
purposes.
If a default occurs and is continuing with respect to any series of our debt securities, the trustee will have no obligation to take

any

action at

the direction

of any

holders of

such series

of the

debt securities,

unless they

have

offered

the
trustee security

or indemnity

satisfactory

to the

trustee in

its sole

discretion. The

holders of

a majority

in aggregate
principal amount of the outstanding debt securities of a series shall have the right to direct the time, method and place of conducting any

proceeding in the name

of and on the

behalf of the trustee

for any remedy

available to

the trustee
or exercising

any trust

or power conferred

on the trustee

with respect to

such series of

the debt securities.

However,
this direction (a) must not

be in conflict with any rule

of law or the

senior debt indenture, as applicable

and (b) must not
be unjustly prejudicial to

the holder(s) of such

series of the debt

securities not taking part

in the direction, in

the case
of either (a)

or (b) as

determined by the

trustee in its

sole discretion. The

trustee may

also take

any other action,

not
inconsistent with the direction, that it deems proper.

Contents
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Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 18

The trustee

is required

to,

within 90

days of

a default

with respect

to the

debt securities

of any

series, give

to each
affected holder of

the debt securities of the

affected series notice

of any default

known to a responsible

officer of the
trustee, unless the default has been cured or waived. However,

the trustee will be entitled to withhold notice if a trust
committee of responsible officers

of the trustee determine in good faith

that withholding of notice is in the interest

of
the holders.
The

trustee

makes

no

representations,

and

shall

not

be

liable

with

respect

to,

any

information

set

forth

in

this
prospectus.
Limitation on Suits
Before you

bypass the

trustee and

bring your

own lawsuit

or other formal

legal action

or take

other steps

to enforce
your rights or protect your interests relating to the debt securities, all of the following must occur:
●

the holder must give the trustee a written notice that a default has occurred and remains uncured;
●

the holders

of 25%

in outstanding

principal amount

of the

debt securities

must make

a written

request
that the trustee take action because of the default;
●

such holder must

offer indemnity satisfactory to the

trustee in its sole

discretion against the cost

and other
liabilities of taking that action;
●

the trustee must not

have taken

action for 60 days

after receipt of the above

notice and offer of

security
or indemnity; and
●

the trustee must not have received an inconsistent

direction from the majority in principal amount of the
debt securities during that period.
Notwithstanding any contrary provisions, nothing

shall impair the

right of a

holder of the

debt securities under

the Trust
Indenture Act, absent

such holder’s consent,

to sue for any

payments due but

unpaid with respect

to the debt

securities.
Modifications of the Indentures
There are four types of changes we can make to a particular indenture and the debt securities issued thereunder.
  Changes Requiring Each Holder’s Approval
First,

there are

changes that

we or

the trustee

cannot make

without the

approval

of each

holder of

a debt

security
affected by the change under a particular indenture. We cannot:
●

change the stated maturity,

if any, for any

principal or interest payment on a debt security;
●

reduce the principal

amount, the amount

payable on acceleration of

the maturity after

an event of

default,
the interest rate or the redemption price or any premium for a debt security;
●

change our obligation to pay additional amounts in respect of a debt security;
●

permit redemption of a debt security if not previously permitted;
●

modify the provisions

of the indenture

with respect to

the subordination of

the debt securities

in a manner
adverse to holders;
●

impair any right a holder may have to require repayment

or conversion of its debt security;
●

change the currency of any payment on a debt security other than as permitted by the debt security;
●

change the place of payment on a debt security, if it is in non-global form;
●

impair a holder’s right to sue for payment of any amount due on its debt security;
●

reduce the

percentage

in principal

amount of

the debt

securities and

any

other affected

series of

debt
securities, taken

together,

the approval of

whose holders is

needed to change

the indenture or

the debt
securities;
●

reduce the

percentage

in principal

amount of

the debt

securities and

any

other affected

series of

debt
securities, taken

separately or

together,

as the

case may

be, the

consent of

whose holders

is needed

to
waive our compliance with the applicable indenture or to waive defaults; and
●

change

the

provisions

of

the

applicable

indenture

dealing

with

modification

and

waiver

in

any

other
respect, except

to increase

any

required

percentage

referred

to above

or to

add to

the provisions

that
cannot be changed or waived without approval of the holder of each affected debt security.
  Changes Not Requiring Approval
The second type of

change does not require

any approval by

holders of the debt

securities. These changes are

limited
to clarifications and changes

that would not adversely affect the

debt securities in any

material respect. Nor do

we need
any approval to make any change that affects only debt securities to be issued under the applicable indenture after the changes take effect.
We may also make changes or obtain

waivers that do not adversely affect a particular debt security,

even if they affect
other debt securities. In

those cases, we do

not need to obtain the

approval of the holder of

that debt security; we need
only obtain any required approvals from the holders of the affected debt securities or other debt securities.

  Changes Requiring Majority Approval

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Additional

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Financial Statements

ING Group Annual Report 2020 on Form 20-F 19

Any other change to

either indenture and the

debt securities issued under that

indenture would require

the following
approval:
●

if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of the relevant series of debt securities; or
●

if

the

change

affects

more

than

one

series

of

debt

securities

issued

under

an

indenture,

it

must

be
approved by

the holders

of a

majority in

principal amount

of the

series affected

by the

change, with

all
affected series voting together as one class for

this purpose (and of any series that by its terms is entitled to vote separately as a series, as described below).
In each case, the required approval must be given by written consent.
The same

majority approval

would be

required for

us to

obtain a

waiver of

any of

our covenants

in either indenture.
Our covenants include

the promises we make

about merging which we

describe above under “— Mergers

and Similar
Transactions.”

If

the

holders

agree

to

waive

a

covenant,

we

will

not

have

to

comply

with

it.

A

majority

of

holders,
however,

cannot approve

a waiver

of any

provision in

a particular

debt security,

or in

the applicable

indenture

as it
affects that debt security, that we cannot change without the approval of each holder of that

debt security as described
above in “— Changes Requiring Each Holder’s Approval” unless that holder approves the waiver.
Book-entry and

other indirect owners

should consult their

banks or

brokers

for information

on how approval

may be
granted or denied if we seek to change the applicable indenture or the debt securities or request a waiver.

Contents
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Additional

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Financial Statements

ING Group Annual Report 2020 on Form 20-F 20

AMERICAN DEPOSITARY SHARES
This section will summarize all of the material provisions of the Amended and Restated Deposit Agreement, dated as of October 4, 2018, pursuant to which the American depositary receipts (which we refer to as ADRs) are to be issued among ING, JPMorgan Chase Bank, N.A., as depositary, and the holders from time to time of ADRs. We refer to this
agreement as the “deposit agreement.”

We do not, however,

describe every aspect of the deposit agreement, which
has been filed as an exhibit to ING’s registration

statement on Form F-6, filed on 4 October 2018. You

should read the
deposit agreement for a more detailed description of the terms of the ADRs. Additional copies of the deposit agreement are available for inspection at the principal office of the depositary in New York,

which is presently located
at 383 Madison Avenue, Floor 11, New York, New York,

10179.

American Depositary Receipts
The depositary will issue ADRs evidencing American depositary shares (which we refer to as ADSs) pursuant to the deposit agreement. Each ADS will represent one ordinary share. Only persons in whose names ADRs are registered on the books of the depositary will be treated by the depositary and us as holders of ADRs.

Unless certificated ADRs are
specifically requested by you, all ADSs will be issued on the books of our depositary in book-entry form and periodic statements will be mailed to you which reflect your ownership interest in such ADSs. In our description, references to
American depositary receipts or ADRs shall include the statements you will receive which reflect your ownership of
ADSs.
You may hold ADSs either directly or indirectly through

your broker or other financial institution. If you hold ADSs directly, by having an ADS registered

in your name on the books of the depositary, you are an ADR holder.

This
description assumes you hold your ADSs directly. If you hold the ADSs through your broker or financial institution
nominee, you must rely on the procedures of such broker or financial institution to assert the rights of an ADR holder described in this section. You should consult with your broker or financial institution to find out what those procedures are.
Pursuant to the terms of the deposit agreement, registered holders of ADRs and all persons holding any interest in
ADRs and/or ADSs will be subject to any applicable disclosure requirements regarding acquisition and ownership of ordinary shares as are applicable pursuant to the terms of our articles of association or other provisions of or governing the ordinary shares. See “Ordinary Shares — Obligations of shareholders to disclose holdings” above for a description of such disclosure requirements applicable to ordinary shares and the consequences of noncompliance as of the date of this prospectus. In order to enforce such disclosure requirements, we reserve the right to instruct ADR
holders to deliver their ADSs for cancellation and withdrawal of the deposited securities so as to permit us to deal directly with the holder thereof as a holder of ordinary shares, and, by being a holder of an ADR, ADR holders are contractually agreeing to comply with such instructions.

The depositary has agreed, subject to the terms and
conditions of the deposit agreement, to cooperate with ING in its efforts to inform ADR holders of any exercise by us
of our rights to instruct ADR holders to deliver their ADSs for cancellation, and to consult with and provide us with reasonable assistance without risk, liability or expense on the part of the depositary, on the manner or manners in which we may enforce such rights with respect to any ADR holder.
The depositary will keep, at its transfer office, (i) a register for the registration, registration of transfer,

combination
and split-up of ADRs, which at all reasonable times will be open for inspection by holders of ADRs and us for the purpose of communicating with holders in the interest of our business or a matter relating to the deposit agreement and (ii) facilities for the delivery and receipt of ADRs.

Deposit, Transfer and Withdrawal
The depositary has agreed that upon delivery of our ordinary shares (or rights to receive our ordinary shares from us or any registrar,

transfer agent, clearing agency or other entity recording ordinary share ownership or transactions for
us) to their custodian, which is currently ING Bank N.V.,

and in accordance with the procedures set forth in the deposit agreement, the depositary will issue ADRs for delivery at its designated transfer office.
Upon surrender at the office of the depositary of an ADR for the purpose of withdrawal of the deposited securities represented by the ADSs evidenced by such ADR, and upon payment of the fees, governmental charges and taxes
provided in the deposit agreement, and subject to the terms and conditions of the deposit agreement, the holder of such ADR will be entitled to delivery to such holder or upon such holder’s order, as permitted by applicable law, of the
amount of deposited securities at the time represented by the ADS evidenced by such ADR. The custodian will ordinarily deliver such deposited securities at or from its office. The forwarding of deposited securities for delivery at any other place specified by the holder will be at the risk and expense of the holder.

Dividends, Other Distributions and Rights
To the extent

practicable, the depositary will distribute to you, in proportion to the number of ADSs you hold, any U.S.
dollars available to the depositary resulting from a cash dividend or other cash distribution or the net proceeds of sales of any other distribution that it receives in respect of the deposited securities. Such a distribution will be subject to (i) appropriate adjustments for taxes

withheld, (ii) the impermissibility or impracticability of such distribution with respect to certain holders and (iii) the deduction of the depositary and/or its agents’ fees and expenses in (1)
converting any foreign currency to U.S. dollars

by sale or in such other manner as the depositary may determine, to the extent that it determines that such conversion may be made on a reasonable basis, (2) transferring foreign
currency or U.S. dollars to the United States by such means as the depositary may determine, to the extent that it
determines that such transfer may be made on a reasonable basis, (3) obtaining any approval or license of any governmental authority required for such conversion or transfer,

which is obtainable at a reasonable cost and within a
reasonable time and (4) making any sale by public or private means in any commercially reasonable manner.

To the
extent that the depositary determines in its discretion that any distribution under the terms of the deposit agreement is not practicable with respect to any holder,

the depositary may make such distribution as it so deems practicable, including the distribution of foreign currency,

securities or property (or appropriate documents evidencing the right to receive foreign currency,

securities or property) or the retention thereof as deposited securities with respect to such holder’s ADRs (without liability for interest thereon or the investment thereof). For a description of our dividend policies, see “ Description of Ordinary Shares — Dividends” above.

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Financial Statements

ING Group Annual Report 2020 on Form 20-F 21

If any distribution on deposited securities consists of a dividend in, or free distribution of, ordinary shares, the depositary will, to the extent practicable, distribute to you, in proportion to the number of ADSs you hold, additional
ADRs evidencing an aggregate number of ADSs that represents the amount of ordinary shares received as such dividend or free distribution. In lieu of delivering ADRs for fractional ADSs in the event of any such dividend or free distribution, the depositary shall sell the number of ordinary shares represented by the aggregate of such fractions and distribute the net proceeds to holders entitled thereto.
If we offer or cause to be offered to holders

of deposited securities any rights to subscribe for additional shares or rights of any nature, the depositary will to the extent practicable distribute warrants or other instruments, in its
discretion, representing

rights to acquire additional ADRs in respect of any rights that have been made available to the depositary as a result of a distribution on deposited securities, to the extent that we timely furnish to the depositary evidence satisfactory to the depositary that the depositary may lawfully distribute the same. We have no obligation to furnish such evidence, and to the extent that we do not furnish such evidence and the sales of rights are practicable, the depositary will distribute any U.S. dollars available to the depositary from the net proceeds of sales of
rights, as in the case of cash, or, to the extent

that we do not furnish such evidence and such sales cannot practicably be accomplished by reason of the non-transferability of the rights, limited markets therefor,

their short duration, or
otherwise, the depositary will distribute nothing (and any rights may lapse).

The depositary will not offer rights to holders having an address in the U.S. unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act with respect to a distribution to
all holders or are registered under the provisions of the Securities Act. Notwithstanding any terms of the deposit agreement to the contrary,

we shall have no obligation to prepare and file a registration statement in respect of any
such rights.
Whenever the depositary shall receive any distribution other than cash, ordinary shares or rights in respect of the deposited securities, the depositary will to the extent practicable distribute securities or property available to the depositary resulting from such distribution to the holders entitled thereto by any means that the depositary may deem equitable and practicable, or, to

the extent that the depositary deems distribution of such securities or property to not be equitable and practicable, any U.S. dollars available to the depositary from the net proceeds of sales of such
securities or property, as in the case of cash.
Whenever we intend to distribute a dividend payable at the election of the holders of ordinary shares in cash or in additional shares, we shall give notice thereof to the depositary at least 30 days prior to the proposed distribution stating whether or not we wish such elective distribution to be made available to ADR holders.

Upon receipt of notice
indicating that we wish such elective distribution to be made available to ADR holders, the depositary shall consult with us to determine, and we shall assist the depositary in its determination, whether it is lawful and reasonably practicable to make such elective distribution available to the ADR holders. The depositary shall make such elective
distribution available to ADR holders only if (i) we shall have timely requested that the elective distribution is available to ADR holders, (ii) the depositary shall have determined that such distribution is reasonably practicable and (iii) the depositary shall have received satisfactory documentation within the terms of the deposit agreement including, without limitation, any legal opinions of counsel in any applicable jurisdiction that the depositary in its reasonable discretion may request, at our expense.

If the above conditions are not satisfied, the depositary shall, to the extent permitted by law,

distribute to the ADR holders, on the basis of the same determination as is made in the local market in respect of the ordinary shares for which no election is made, either (x) cash or (y) additional ADSs representing such additional ordinary shares.

If the above conditions are satisfied, the depositary shall establish a record date and establish procedures to enable ADR holders to elect the receipt of the proposed dividend in cash or in additional ADSs.

We shall assist the depositary in establishing such procedures to the extent necessary.

Nothing herein shall obligate
the depositary to make available to ADR holders a method to receive the elective dividend in ordinary shares (rather
than ADSs).

There can be no assurance that ADR holders generally,

or any holder in particular, will be given the
opportunity to receive elective distributions on the same terms and conditions as the holders of ordinary shares.
If the depositary determines that any distribution of property other than cash (including ordinary shares or rights) on deposited securities is subject to any tax which the depositary or the custodian is obligated to withhold, the depositary may dispose of all or a portion of such property in such amounts and in such manner as the depositary deems necessary and practicable to pay such taxes, by public or private sale, and the depositary will distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes to the holders entitled thereto.
Changes Affecting Deposited Securities
Pursuant to the terms of the deposit agreement, the depositary may,

in its discretion, and will if we so reasonably
request, amend the ADRs or distribute additional or amended ADRs (with or without calling for the exchange of any
ADRs) or cash, securities or property on the record date set by the depositary therefor to reflect any change in par
value, split-up, consolidation, cancellation or other reclassification of deposited securities, any share distribution or any distribution other than cash, ordinary shares or rights, which in each case is not distributed to holders or any cash, securities or property available to the depositary in respect of the deposited securities from (and the depositary is authorized to surrender any deposited securities to any person and, irrespective of whether such deposited securities are surrendered or otherwise cancelled by operation of law,

rule, regulation or otherwise, to sell by public or private
sale any property received in connection with) any recapitalization, reorganization,

merger,

consolidation, liquidation,
receivership, bankruptcy or sale of all or substantially all of our assets, and to the extent that the depositary does not so amend the ADRs or make a distribution to holders to reflect any of the foregoing, or the net proceeds thereof, whatever cash, securities or property results from any of the foregoing shall constitute deposited securities and each
ADS evidenced by an ADR shall automatically represent its pro rata interest in the deposited securities as then
constituted.

Promptly upon the occurrence of any of the aforementioned changes affecting deposited securities, we shall notify the

depositary in writing of such occurrence and as soon as practicable after receipt of such notice, may instruct the depositary to give notice thereof, at our expense, to holders in accordance with the provisions of the
deposit agreement. Upon receipt of such instruction, the depositary shall give notice to the holders in accordance with the terms of the deposit agreement, as soon as reasonably practicable.
Record Dates

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Additional

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Financial Statements

ING Group Annual Report 2020 on Form 20-F 22

The depositary may, after consultation

with us if practicable, fix a record date (which, to the extent applicable, shall be as near as practicable to any corresponding record date set by us)

for the determination of the holders who shall be
responsible for the fee assessed by the depositary for administration of the ADR program and for any expenses
provided in the deposit agreement as well as for the determination of the holders who shall be entitled to receive any distribution on or in respect of deposited securities, to give instructions for the exercise of any voting rights, to receive any notice or to act in respect of other matters and only such holders shall be so entitled or obligated.
Voting of Deposited Securities
Subject to the following sentence, as soon as practicable after receipt of notice of any meetings at which the holders of ordinary shares are entitled to vote, or of solicitation of consents or proxies from holders of ordinary shares or other deposited securities, the depositary shall fix the ADS record date in accordance with the deposit agreement in respect of such meeting or solicitation of consent or proxy.

The depositary shall, if we request in writing in a timely
manner (the depositary having no obligation to take any

further action if the request shall not have been received by the depositary at least thirty (30) days’ prior to the date of such vote or meeting) and at our expense and provided no legal prohibitions exist, distribute to holders a notice stating:
(i)

such information as is contained in such notice and any solicitation materials;
(ii)

that each holder on the record date set by the depositary therefor will, subject to any applicable provisions of Dutch law,

be entitled to instruct the depositary as to the exercise of the voting rights, if any, pertaining to the deposited securities represented

by the ADSs evidenced by such holder’s
ADRs; and
(iii)

the manner in which such instructions may be given, including instructions to give a discretionary proxy to a person designated by us.
Upon actual receipt by the ADR department of the depositary of instructions of a holder on such record date in the manner and on or before the time established by the depositary for such purpose, the depositary shall endeavor, insofar as practicable and permitted under the provisions of,

or governing, deposited securities, to vote or cause to be
voted the deposited securities represented by such holder’s ADRs in accordance with such instructions. The depositary will not itself exercise any voting discretion in respect of any deposited securities. There is no guarantee that holders generally or any holder in particular will receive the notice described above with sufficient time to enable such holder to return any voting instructions to the depositary in a timely manner.

Notwithstanding anything contained in the deposit agreement or any ADR, the depositary may,

to the extent not
prohibited by law or regulations, or by the requirements of the stock exchange on which the ADSs are listed, in lieu of
distribution of the materials provided to the depositary in connection with any meeting of,

or solicitation of consents
or proxies from, holders of deposited securities, distribute to holders of ADRs a notice that provides such holders with, or otherwise publicizes to such holders, instructions on how to retrieve such materials or receive such materials upon request ( i.e
., by reference to a website containing

the materials for retrieval or a contact for requesting copies of the materials).

ADR holders are strongly encouraged to forward their voting instructions as soon as possible.

Voting instructions will
not be deemed received until such time as the ADR department responsible for proxies and voting has received such instructions notwithstanding that such instructions may have been physically received by the depositary prior to such time.

Reports and Other Communications
We have delivered to the depositary,

the custodian and any transfer office a copy of all provisions of or governing the ordinary shares and any other deposited securities issued by us or any of our affiliates and, promptly upon any change thereto, we will deliver to the depositary,

the custodian and any transfer office, a copy (in English or with an English translation) of such provisions as so changed.
Amendment and Termination of the Deposit Agreement
Subject to the provisions of the deposit agreement, the ADRs and the deposit agreement may at any time be amended by us and the depositary without your consent; provided that any amendment that imposes or increases any
fees or charges (other than stock transfer or other taxes

and other governmental charges, transfer or registration

fees,
SWIFT,

cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which otherwise prejudices any substantial existing right of yours,

will take effect 30 days

after notice of any such amendment has
been given to ADR holders. Every holder of an ADR at the time any amendment to the deposit agreement so becomes effective will be deemed by continuing to hold such ADRs to consent and agree to such amendment and to be bound by the deposit agreement as amended thereby. In no event

may any amendment impair the right of any holder of
ADRs to surrender such ADRs and receive the deposited securities represented thereby,

except in order to comply
with mandatory provisions of applicable law.

Any amendments or supplements which (i) are reasonably necessary (as agreed by us and the depositary) in order for
(a) the ADSs to be registered under the Securities Act or (b) the ADSs or our ordinary shares to be traded solely in electronic book-entry form and (ii) do not in either such case impose or increase any fees or charges to be borne by holders of ADRs, shall be deemed not to prejudice any substantial rights of such holders. Notwithstanding the foregoing, if any governmental body or regulatory body should adopt new laws, rules or regulations which would require amendment or supplement of the deposit agreement or the form of ADR to ensure compliance therewith, we and the depositary may amend or supplement the deposit agreement and the form of ADR at any time in accordance with such changed laws, rules or regulations. Such amendment or supplement to the deposit agreement in such circumstances may become effective before

a notice of such amendment or supplement is given to holders of ADRs or within any other period of time as required for compliance. Notice of any amendment to the deposit agreement or form of ADR shall not need to describe in detail the specific amendments effectuated thereby,

and failure to describe
the specific amendments in any such notice shall not render such notice invalid, provided, however,

that, in each such

Contents
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Additional

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Financial Statements

ING Group Annual Report 2020 on Form 20-F 23

case, the notice given to the holders identifies a means for holders to retrieve or receive the text of such amendment
( i.e
., upon retrieval from the SEC’s, the depositary’s or our website or upon request from the depositary).

The depositary may, and shall at our written direction,

terminate the deposit agreement and the ADRs by mailing
notice of such termination to the ADR holders at least 30 days prior to the date fixed in such notice for such termination; provided, however,

if the depositary shall have (i) resigned as depositary, notice of such termination by the depositary shall not be provided to ADR holders unless a successor depositary shall not be operating under the deposit agreement within 60 days of the date of such resignation, or (ii) been removed as depositary,

notice of such
termination by the depositary shall not be provided to ADR holders unless a successor depositary shall not be operating under the deposit agreement on the 60
th

day after our notice of removal was first provided to the
depositary. After the date so fixed

for termination, the depositary and its agents will perform no further acts under the deposit agreement and the ADRs, except to receive and hold (or sell) distributions on deposited securities and deliver deposited securities being withdrawn.

As soon as practicable after the expiration of 6 months from the date so fixed for termination, the depositary shall sell the deposited securities and shall thereafter (as long as it may lawfully do so) hold in a segregated or unsegregated account the net proceeds of such sales, together with any other
cash then held by it under the deposit agreement, without liability for interest, in trust for the pro rata benefit of the
holders of ADRs not theretofore surrendered.

After making such sale, the depositary shall be discharged from all obligations in respect of the deposit agreement and the ADRs, except to account for such net proceeds and other cash.

After the date so fixed for termination, we shall be discharged from all obligations under the deposit agreement except for our obligations to the depositary and its agents.
In the event that the depositary resigns, is removed or is otherwise substituted, and a successor thereto is appointed, the successor depositary will promptly mail you notice of such appointment.
Liability of Holder for Taxes
If any tax or other governmental charges (including any penalties and/or interest)

become payable by the custodian or
the depositary with respect to any ADR, any deposited securities represented by the ADSs evidenced thereby or any distribution thereon, such tax or other governmental charge will be paid by the holder thereof to the depositary and by holding or having held an ADR the holder and all prior holders, jointly and severally, agree to indemnify, defend and
hold harmless each of the depositary and its agents in respect thereof. The depositary may refuse to effect any
registration, registration of transfer

or any split-up or combination of such ADR or any withdrawal of deposited securities underlying such ADR until such payment is made. The depositary may also deduct from any dividends or other distributions or may sell by public or private sale for your account any part or all of the deposited securities underlying such ADR and may apply such dividends, distributions or the proceeds of any such sale to pay any such tax or other governmental charges, and the holder of such ADR shall remain liable for any deficiency,

and the depositary
shall reduce the number of ADSs evidenced thereby to reflect any such sales of shares. In connection with any distribution to holders, we will remit to the appropriate governmental authority or agency all amounts (if any)
required to be withheld and owing to such authority or agency by us; and the depositary and the custodian will remit to the appropriate governmental authority or agency all amounts (if any) required to be withheld and owing to such authority or agency by the depositary or the custodian.

If the depositary determines that any distribution in property other than cash (including shares or rights) on deposited securities is subject to any tax that the depositary or the custodian is obligated to withhold, the depositary may dispose of all or a portion of such property in such amounts and in such manner as the depositary deems necessary and practicable to pay such taxes, by public or private sale, and the depositary shall distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes to the holders entitled thereto. Each holder of an ADR or an interest therein agrees to indemnify the depositary, us, the custodian and any of their respective officers,

directors, employees, agents and
affiliates against, and hold each of them harmless from, any claims by any governmental authority with respect to
taxes, additions to tax, penalties or interest arising out of any refund of taxes, reduced rate of withholding at source or
other tax benefit obtained, which obligations shall survive any transfer or surrender of ADSs or the termination of the
deposit agreement.
Transfer of

American Depositary Receipts
The ADRs are transferable on the books of the depositary, provided that the depositary may close the transfer books
or any portion thereof at any time or from time to time when deemed expedient by it, and may also close the issuance book portion of the transfer books when reasonably requested by us solely in order to enable us to comply with applicable law. As a condition precedent to the issue, registration, registration of transfer,

split-up or
combination of any ADR, the delivery of any distribution thereon, or withdrawal of any deposited securities, the depositary, we or the custodian may require

(i) payment of a sum sufficient to reimburse it for any tax

or other
governmental charge and any stock transfer

or registration fee with respect thereto (including any such tax or charge
and fee with respect to ordinary shares being deposited or withdrawn) and payment of any applicable fees payable by
the holders of ADRs under the deposit agreement,

(ii) proof of the identity of any signatory and genuineness of any signature, (iii) information as to citizenship or residence, exchange control approval, beneficial ownership of any
securities, compliance with applicable law, regulations, provisions of or governing the deposited securities and terms
of the deposit agreement and the ADR or other information as it may deem necessary or proper, and (iv) compliance with such regulations as the depositary may establish consistent with the deposit agreement. The issuance, transfer, combination or split-up of ADRs or the withdrawal of deposited securities may be suspended, generally or in particular instances, during any period when the transfer books of the depositary or the books of ING or its agent for the registration and transfer of ordinary shares are

closed or if any such action is deemed advisable by the depositary.
Limitations on Liability
Neither the depositary nor we nor any of our respective directors, officers, employees, agents or affiliates will be
liable to you if by reason of any provision of any present or future law,

rule, regulation, fiat, order or decree of the
United States, The Netherlands or any other country or jurisdiction, or of any other governmental or regulatory authority or securities exchange or market or automated quotation system,

or by reason of any provision of or
governing any deposited securities or any provision of our charter,

or by reason of any act of God, war, terrorism,
nationalization, expropriation, currency restrictions, work stoppage, strike,

civil unrest, revolutions, rebellions,
explosions, computer failure or circumstance beyond any such party’s direct and immediate control, the depositary,
we or any of our respective directors, employees, agents or affiliates shall be prevented or delayed in performing, or
shall be subject to any civil or criminal penalty in connection with, any act which by the terms of the deposit

Contents
Part I

Part II

Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 24

agreement or the ADRs it is provided shall be done or performed by it or them (including, without limitation, voting pursuant to the terms of the ADRs); nor will the depositary, we or any of our respective directors, employees, agents
or affiliates incur any liability to you by reason of any exercise of, or failure to exercise,

any discretion provided for
under the deposit agreement or any ADR (including, without limitation, any failure to determine that any distribution or action may be lawful or reasonably practicable), or for any action or inaction by it in reliance upon the advice of or information from legal counsel, accountants, any person

presenting ordinary shares for deposit, any ADR holder,

or
any other person believed by it to be competent to give such advice or information.
Neither we nor the depositary nor any of our respective directors, officers, employees, agents or affiliates assume any
obligation or be subject to any liability except to perform its obligations to the extent they are specifically provided
under the deposit agreement or the ADRs without gross negligence or willful misconduct. We, the depositary and its agents and may rely and shall be protected in acting upon any written notice, request, direction,

instruction or
document believed to be genuine and to have been signed, presented or given by the proper party or parties.

The depositary and its agents have no obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any deposited securities or the ADRs, and we and our agents have no obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any deposited securities or the ADRs, which in our opinion may involve us in expense or liability, unless indemnity satisfactory to us against all expense (including
fees and disbursements of counsel) and liability is furnished as often as may be required.
The depositary shall not be liable for the acts or omissions made by, or the insolvency of, any securities depository,
clearing agency or settlement system, and shall not have any liability for the price received in connection with any sale
of securities, the timing thereof or any delay in action or omission to act, nor shall it be responsible for any error or delay in action, omission to act, default or negligence on the part of the party so retained in connection with any such sale or proposed sale.

The depositary shall be under no obligation to inform registered holders of ADRs or any other holders of an interest in any ADSs about the requirements of the laws, rules or regulations or any changes therein or thereto of any country or jurisdiction or of any governmental or regulatory authority or any securities exchange or
market or automated quotation system.

The depositary and its agents will not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, for the manner in which any such vote is cast or for the effect of any such vote. The depositary may rely upon instructions from us or our counsel in respect of any approval or
license required for any currency conversion, transfer

or distribution. The depositary and its agents may own and deal in any class of our securities and securities or our affiliates and in ADRs. Notwithstanding anything to the contrary set forth in the deposit agreement or an ADR, the depositary and its agents may fully respond to any and all demands or requests for information maintained by or on its behalf in connection with the deposit agreement, any ADR holder or holders, any ADR or ADRs or otherwise related thereto to the extent such information is requested or required by or
pursuant to any lawful authority,

including without limitation laws, rules, regulations, administrative or judicial process, banking, securities or other regulators.

None of us, the depositary or the custodian shall be liable for the failure by any registered holder or beneficial owner of ADRs to obtain the benefits of credits or refunds of non-U.S. tax paid against such holder's or beneficial owner's income tax liability. Neither we nor the depositary shall incur any liability for any tax or tax consequences that may be
incurred by registered holders or beneficial owners of ADRs on account of their ownership or disposition of the ADRs
or ADSs.

The depositary shall not incur any liability for the content of any information submitted to it by or on our behalf for distribution to the ADR holders or for any inaccuracy of any translation thereof,

for any investment risk associated
with acquiring an interest in the deposited securities, for the validity or worth of the deposited securities, for the credit-worthiness of any third party, for

allowing any rights to lapse upon the terms of the deposit agreement or for the failure or timeliness of any notice from us.

The depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the depositary or in connection with any matter arising wholly after the removal or resignation of the depositary,

unless a liability is directly caused by the
previous gross negligence or willful misconduct of the depositary or its directors, officers, employees, agents or affiliates acting in their capacities as such under the deposit agreement.

Neither we nor the depositary nor any of our respective agents shall be liable to registered holders of ADRs or beneficial owners of interests in ADSs for any indirect, special, punitive or consequential damages (including, without limitation, legal fees and expenses) or lost profits, in each case of any form incurred by any person or entity, whether
or not foreseeable and regardless of the type of action in which such a claim may be brought.

The depositary shall not be responsible for, and shall incur no liability in connection with or arising from any act or omission to act on the part of the custodian except to the extent that (i) such custodian was not us or one of our
affiliates when such act or omission occurred and (ii) a holder has incurred liability directly as a result of the custodian having (a) committed fraud or willful misconduct in the provision of custodial services to the depositary or (b) failed to use reasonable care in the provision of custodial services to the depositary as determined in accordance with the standards prevailing in the jurisdiction in which the custodian is located. As long as we or one of our affiliates is serving as the custodian with respect to the deposit agreement we shall be solely liable for each and any act or failure to act on the part of the custodian.
No disclaimer of liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, to the extent applicable, is intended by any provision of the Deposit Agreement.
Governing Law, Submission to Jurisdiction and Waiver of Right to

Trial by Jury
The deposit agreement is governed by and construed in accordance with the laws of the State of New York.
We have irrevocably agreed that

any legal suit, action or proceeding against us brought by the depositary or any holder, arising out of or based upon the deposit agreement or the transactions contemplated thereby, may be
instituted in any state or federal court in New York,

New York, and irrevocably waive

any objection which we may now
or hereafter have to the laying of venue of any such proceeding, and irrevocably submit to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. We have also irrevocably agreed that any legal suit,
action or proceeding against the depositary brought by us, arising out of or based upon the deposit agreement or the transactions contemplated thereby,

may only be instituted in a state or federal court in New York,

New York.

Contents
Part I

Part II

Part III
Additional

information
Financial Statements

ING Group Annual Report 2020 on Form 20-F 25

Each holder or beneficial owner of ADSs and each holder of interests therein, has irrevocably agreed that any legal suit, action or proceeding against or involving us or the depositary,

arising out of or based on the deposit agreement,
the ADSs, or the transactions contemplated thereby,

may only be instituted in a state or federal court

in New York,
New York, and each such party has irrevocably waived

any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding.

Each party to the deposit agreement, including each holder and beneficial owner and/or holder of interests in ADRs, irrevocably waives, to the fullest extent permitted by applicable law,

any right it may have to a trial by jury in any suit,
action or proceeding against the depositary and/or us directly or indirectly arising out of or relating to the ordinary shares or other deposited securities, the ADSs or the ADRs, the deposit agreement or any transaction contemplated therein, or the breach thereof, whether based on contract, tort,

common law or any other theory.

Appointment
In the deposit agreement, each registered holder of ADRs and each person holding an interest in ADSs, upon acceptance of any ADSs (or any interest therein) issued in accordance with the terms and conditions of the deposit agreement shall be deemed for all purposes to:

    (a) be a party to and bound by the terms of the deposit agreement and the applicable ADR (s), and
    (b) appoint the depositary its attorney - in - fact, with full power to delegate, to act on its behalf and to take any and all actions contemplated in the deposit agreement and the applicable ADR(s), to adopt any and all procedures necessary to comply with applicable law and to take such action as the depositary in its sole discretion may deem necessary or appropriate to carry out the purposes of the deposit agreement and the applicable ADR(s), the taking of such actions to be the conclusive determinant of the necessity and appropriateness thereof.